EXECUTED VERSION COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT Dated as of April 28, 2014 Among NEW MACH GEN, LLC, THE GUARANTORS, from time to time party hereto, CLMG CORP., as First Lien Administrative Agent, and CLMG CORP., as First Lien Collateral Agent

TABLE OF CONTENTS

		Page
SECTION 1.	Definitions	2
1.1	Defined Terms	2
1.2	Computation of Time Periods; Other Definitional Provisions	21
1.3	Certifications, Etc.	21
SECTION 2.	Lien Priorities	21
2.1	Relative Priorities	21
2.2	Prohibition on Contesting Liens	23
2.3	No New Liens	23
2.4	Similar Liens and Agreements	24
SECTION 3.	Enforcement	24
3.1	Exercise of Remedies	24
3.2	Enforcement of Liens	28
3.3	Consents	32
SECTION 4.	Payments	32
4.1	Application of Proceeds	32
4.2	Payments Over	33
4.3	Debt Balances	34
4.4	Termination Payments	34
SECTION 5.	Other Agreements	35
5.1	Releases	35
5.2	Amendments to Second Lien Collateral Documents	36
5.3	Amendments to Financing Documents	37
5.4	When Discharge of First Lien Obligations Deemed to Not Have Occurred	37
5.5	Purchase Right	38
5.6	Injunctive Relief	38
5.7	Certain Actions	38
5.8	Letters of Credit and Cash Collateral Accounts	40
5.9	Additional Secured Obligations	40
5.10	Bailee for Perfection; Representative; Relationship	40
SECTION 6.	Insolvency or Liquidation Proceedings	42
6.1	Finance and Sale Issues	42
6.2	Relief from the Automatic Stay	42
6.3	Adequate Protection	43
6.4	No Waiver	44
6.5	Avoidance Issues	44
6.6	Reorganization Securities	44

i

ii 6.7  Post-Petition Interest ..............................................................................................44  6.8  Waiver ....................................................................................................................44  SECTION 7.  Collateral Agents ...................................................................................................45  7.1  Appointment; Authorization ..................................................................................45  7.2  Delegation of Duties ..............................................................................................46  7.3  Exculpatory Provisions ..........................................................................................46  7.4  Reliance by Collateral Agents ...............................................................................48  7.5  Notice of Event of Default .....................................................................................49  7.6  Non-Reliance on Collateral Agents and Other Secured Parties .............................49  7.7  Collateral Agents in Individual Capacity ...............................................................49  7.8  Successor Collateral Agents ..................................................................................50  7.9  Security Documents ...............................................................................................50  7.10  Indemnification ......................................................................................................51  7.11  Judgment Currency ................................................................................................52  7.12  No Risk of Funds ...................................................................................................53  SECTION 8.  Reliance; Waivers; Etc. ..........................................................................................53  8.1  Reliance..................................................................................................................53  8.2  No Warranties or Liability .....................................................................................53  8.3  No Waiver of Lien Priorities ..................................................................................54  8.4  Obligations Unconditional .....................................................................................56  SECTION 9.  Miscellaneous. .......................................................................................................56  9.1  Conflicts .................................................................................................................56  9.2  Effectiveness; Continuing Nature of Agreement; Severability .............................56  9.3  Amendments; Waivers ...........................................................................................57  9.4  Voting ....................................................................................................................58  9.5  Information Concerning Financial Condition of the Borrower and its Subsidiaries ............................................................................................................59  9.6  Subrogation ............................................................................................................59  9.7  Application of Payments ........................................................................................59  9.8  Jurisdiction, Etc ......................................................................................................60  9.9  Notices ...................................................................................................................60  9.10  Further Assurances.................................................................................................60  9.11  Governing Law ......................................................................................................61  9.12  Binding on Successors and Assigns .......................................................................61  9.13  Specific Performance .............................................................................................61  9.14  Headings ................................................................................................................61  9.15  Execution in Counterparts ......................................................................................61  9.16  Authorization .........................................................................................................61  9.17  No Third Party Beneficiaries .................................................................................61  9.18  Provisions Solely to Define Relative Rights ..........................................................62  9.19  Commodity Hedge and Power Sale Agreements ...................................................62  9.20  Waiver of Jury Trial ...............................................................................................62

iii EXHIBITS Exhibit A – Form of Accession Agreement ANNEXES Annex I – Notice Information

COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT This COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT (this “Agreement”) is dated as of April 28, 2014, and entered into by and among NEW MACH GEN, LLC (the “Borrower”), the Guarantors (as defined below), CLMG CORP. (“CLMG”), CLMG CORP., in its capacity as collateral agent for the First Lien Secured Parties (as defined below) (in such capacity, and including its successors and assigns in such capacity, the “First Lien Collateral Agent”), CLMG, in its capacity as First Lien Administrative Agent (as defined below) and each of the other Persons (as defined below) party hereto from time to time in accordance with the terms hereof. Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below. PRELIMINARY STATEMENTS (1) MACH Gen, LLC (“MACH Gen”) (a) is a debtor in a pending case under chapter 11 of the Bankruptcy Code, jointly administered with the corresponding case of certain of its Subsidiaries, including its indirectly wholly-owned subsidiaries, New Harquahala Generating Company, LLC, a Delaware limited liability company (“Harquahala”), New Athens Generating Company, LLC, a Delaware limited liability company (“Athens”), and Millennium Power Partners, L.P., a Delaware limited partnership (“Millennium”, and together with Harquahala and Athens, the “Project Companies”) which own the Harquahala Project, the Athens Project and the Millennium Project, respectively, as more fully described below (such cases together, the “Chapter 11 Cases”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and (b) is the proponent of a prepackaged plan of reorganization of the Loan Parties (the “Plan of Reorganization”), which Plan of Reorganization has been confirmed by the Bankruptcy Court by order dated April 11, 2014. The Borrower has been formed as a subsidiary of MACH Gen and pursuant to the Plan of Reorganization MACH Gen has contributed all of its interests in the Guarantors to the Borrower. (2) In order to satisfy certain conditions to effectiveness and consummation of the Plan of Reorganization, the Borrower and its Subsidiaries as Guarantors have entered into that certain First Lien Credit and Guaranty Agreement, dated as of the date hereof (as Amended and Refinanced, the “First Lien Credit Agreement”), with the First Lien Administrative Agent, the First Lien Collateral Agent and the banks, financial institutions and other institutional lenders party thereto from time to time, pursuant to which the First Lien Lenders and Issuing Bank party thereto have agreed to make available, effective upon consummation of the Plan of Reorganization, first lien secured credit facilities for the Borrower comprised of (a) a $481,984,285.14 term B loan facility and (b) a $200,000,000 revolving credit facility (of which up to $160,000,000 shall be available for the issuance of Letters of Credit) on the terms and conditions provided therein. (3) The obligations of the Borrower and the Guarantors under the First Lien Credit Agreement will be secured on a first priority basis by Liens on the Collateral pursuant to the terms of the First Lien Collateral Documents. (4) The Borrower and the Guarantors may from time to time after the date hereof incur Debt pursuant to Permitted Commodity Hedge and Power Sale Agreements, which,

2 to the extent permitted under the First Lien Credit Agreement and the other Financing Documents, may be secured (a) on a first priority basis by Liens on the Collateral pursuant to the terms of the First Lien Collateral Documents, or (b) on a second priority basis by Liens on the Collateral pursuant to the terms of the Second Lien Collateral Documents. (5) It is a condition to the obligations of the First Lien Lender Parties under the First Lien Credit Agreement and to consummation of the Plan of Reorganization that each of the parties hereto has agreed to the agency, intercreditor and other provisions set forth in this Agreement. AGREEMENT In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: SECTION 1. Definitions. 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the term defined): “Accession Agreement” means an Accession Agreement substantially in the form attached hereto as Exhibit A. “Accounts” has the meaning specified in the Security Deposit Agreement. “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to vote 15% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise. “Agency” means Greene County Industrial Development Agency, a public benefit corporation of the State of New York. “Agent” means the First Lien Collateral Agent, any New First Lien Collateral Agent, the First Lien Administrative Agent, the Depositary or any Second Lien Collateral Agent, as the context may require. “Agreement” means this Collateral Agency and Intercreditor Agreement, as amended. “Agreement Value” means, for each Hedge Agreement or Commodity Hedge and Power Sale Agreement, on any date of determination, the amount, if any, that would be payable

3 by any Loan Party to its counterparty to such Hedge Agreement or Commodity Hedge and Power Sale Agreement, as the case may be, in accordance with its terms as if an Early Termination Event has occurred on such date of determination. “as Amended and Refinanced” means and includes, in respect of any Debt, or the agreement or contract pursuant to which such Debt is incurred, (a) such Debt (or any portion thereof) or related agreement or contract as extended, renewed, defeased, amended, amended and restated, supplemented, modified, restructured, refinanced, replaced, refunded or repaid, and (b) any other Debt issued in exchange or replacement for or to refinance such Debt, in whole or in part, whether with the same or different lenders, arrangers and/or agents and whether with a larger or smaller aggregate principal amount and/or a longer or shorter maturity, in each case to the extent permitted under the terms of all of the Financing Documents then in effect. “Asset Disposition” means any sale, lease (as lessor), sale and leaseback, assignment, conveyance, exclusive license (as licensor), transfer or other disposition or any exchange of any Property of the Borrower or any Guarantor, whether now owned or hereafter acquired, leased or licensed, in one transaction or a series of transactions. “Athens” has the meaning specified in the preliminary statements to this Agreement. “Athens Project” means the 1,080 MW natural gas/fuel oil-fired electric generating station located in Greene County, New York and all appurtenances thereto owned or operated by Athens, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “Available Amount” of any letter of credit means, at any time, the maximum amount (whether or not such maximum amount is then in effect under such letter of credit if such maximum amount increases periodically pursuant to the terms of such letter of credit) available to be drawn under such letter of credit at such time (assuming compliance at such time with all conditions to drawing). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Bankruptcy Court” has the meaning specified in the preliminary statements to this Agreement. “Bankruptcy Law” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Borrower” has the meaning specified in the preamble hereto. “Breakage Costs” means, with respect to any First Lien Loan, the loss, cost and expense attributable to (a) the payment or prepayment of the principal amount of such First Lien

4 Loan other than on the last day of the applicable interest period for such First Lien Loan, (b) the failure to make any payment or prepayment of such First Lien Loan for which a prepayment notice has been given or that is otherwise required to be made on the date so required, or (c) the revocation by the Borrower of any notice of borrowing or notice of issuance submitted pursuant to any First Lien Credit Agreement after the applicable minimum period for the submission of such notice of borrowing or notice of issuance, as applicable, specified therein or the failure of the conditions precedent to be met after delivery of any such notice of borrowing or notice of issuance, which shall include any amount payable pursuant to Section 9.04(c) of the First Lien Credit Agreement. “Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close. “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases. “Cash” means money, currency or a credit balance in any demand account or deposit account. “Cash Collateral” has the meaning specified in Section 6.1. “Cash Collateral Accounts” means each Revolving L/C Cash Collateral Account and any other cash collateral account permitted under the Financing Documents which is established for the purpose of cash collateralizing Letter of Credit reimbursement obligations (and any related Commitment of any First Lien Lender Parties) of a Loan Party under the First Lien Credit Agreement. “Cash Equivalents” has the meaning specified in the Security Deposit Agreement. “Chapter 11 Cases” has the meaning specified in the preliminary statements to this Agreement. “CLMG” has the meaning specified in the preamble hereto. “Collateral” means all Property (including Equity Interests in any Guarantor) of the Loan Parties, now owned or hereafter acquired, other than Excluded Property. “Collateral Agent” means the First Lien Collateral Agent, the Second Lien Collateral Agent or both, as the context may require. “Collateral Documents” means the First Lien Collateral Documents, the Second Lien Collateral Documents or both, as the context may require. “Commitments” means the commitment of any First Lien Lender Party to make First Lien Loans or issue Letters of Credit under the First Lien Credit Agreement.

5 “Commodity Hedge and Power Sale Agreement” means any swap, cap, collar, floor, future, option, spot, forward, power purchase and sale agreement, electric power generation capacity swap or purchase and sale agreement, fuel purchase and sale agreement, power transmission agreement, fuel transportation agreement, fuel storage agreement, or netting agreement or similar agreement entered into in respect of any commodity. “Commodity Hedge Counterparty” means any Person that (a)(i) is a commercial bank, insurance company, investment fund or other similar financial institution or any Affiliate thereof which is engaged in the business of entering into commodity hedge and power sale agreements, (ii) is any industrial or utility company or other company that enters into commodity hedges in the ordinary course of its business, or (iii) is either a load-serving entity that has received an order from a local commission or a municipal or cooperative entity that has been granted a monopoly franchise territory for retail electric sales and, in either case, the right to recover costs of purchased power in rates, and (b) in the case of (i) and (ii) only, at the time the applicable Commodity Hedge and Power Sale Agreement is entered into, has a Required Rating. “Commodity Hedge Guaranty” means any guaranty by any Loan Party of any other Loan Party’s obligations under any Permitted Commodity Hedge and Power Sale Agreement. “Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, the Second Lien Collateral Document which creates a Lien on the same Collateral, granted by the same Loan Party. “Consent and Agreement” means, each consent and agreement entered into for the benefit of the Secured Parties in respect of any material contract to which any of the Loan Parties is a party in connection with any of the Projects. “Contractual Obligations” means, as applied to any Person, any provision of any Equity Interests issued by such Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which such Person is a party or by which it or any of its Properties is bound. “Debt” of any Person means, without duplication, (a) Debt for Borrowed Money of such Person, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue (unless being contested in good faith by appropriate proceedings for which reserves and other appropriate provisions, if any, required by GAAP shall have been made) by more than 90 days incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under Capitalized Leases, (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights or options to acquire such Equity Interests, valued, in

6 the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) all obligations of such Person in respect of Hedge Agreements and Commodity Hedge and Power Sale Agreements, valued at the Agreement Value thereof, (h) all Guaranteed Debt and Synthetic Debt of such Person and (i) all indebtedness and other payment obligations referred to in clauses (a) through (h) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness or other payment obligations. “Debt for Borrowed Money” of any Person means, at any date of determination, the sum of (a) all items that, in accordance with GAAP, would be classified as indebtedness on a consolidated balance sheet of such Person at such date, (b) all obligations of such Person under acceptance, letter of credit or similar facilities at such date and (c) all Synthetic Debt of such Person at such date. “Debt Service Reserve Account” has the meaning specified in the Security Deposit Agreement. “Depositary” has the meaning specified in the Security Deposit Agreement. “DIP Financing” has the meaning specified in Section 6.3(b). “Discharge of First Lien Obligations” means, except to the extent otherwise expressly provided in Section 5.4 and Section 6.5: (a) payment in full in cash of (i) the outstanding principal amount of First Lien Loans, (ii) unreimbursed amounts with respect to any Letter of Credit and (iii) Interest Expense (including interest accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Debt outstanding under the First Lien Loan Documents; (b) the termination or expiration of all (i) Commitments, if any, to extend credit (including the issuance of any Letter of Credit) that would constitute First Lien Obligations, and (ii) First Lien Commodity Hedge and Power Sale Agreements; (c) cancellation, termination or cash collateralization at 103% of the Available Amount thereof (in a manner reasonably satisfactory to the First Lien Administrative Agent and the applicable Issuing Banks) of all Letters of Credit issued and outstanding under the First Lien Loan Documents; and (d) payment in full in cash of all other First Lien Obligations that are then due and payable or otherwise accrued, including, without limitation, any makewhole, yield maintenance or other premium under the First Lien Credit Agreement upon payment or prepayment of any First Lien Obligations or termination of any First Lien Commitment

7 and the Permitted First Lien Hedge Amount under any First Lien Commodity Hedge and Power Sale Agreement. “Discharge of Second Lien Obligations” means, subject to Section 6.5: (a) the termination or expiration of all Second Lien Commodity Hedge and Power Sale Agreements; and (b) payment in full in cash of all other Second Lien Obligations that are then due and payable or otherwise accrued, including, without limitation, the Permitted Second Lien Hedge Amount under any Second Lien Commodity Hedge and Power Sale Agreements. “Dollars” or “$” means United States dollars. “Early Termination Event” means, with respect to any Hedge Agreement or any Commodity Hedge and Power Sale Agreement, the occurrence of any “Early Termination Event” or “Early Termination Date” (each as defined in such Hedge Agreement or Commodity Hedge and Power Sale Agreement, as applicable) or any event of default (howsoever defined) under any Hedge Agreement or Commodity Hedge and Power Sale Agreement which results in the termination of such Hedge Agreement or Commodity Hedge and Power Sale Agreement, as applicable. “Eligible Hedge Amount” means, as of any date of determination: (a) with respect to any First Lien Commodity Hedge and Power Sale Agreement, an amount equal to (i) the Permitted First Lien Hedge Amount (if any) due and owing to the First Lien Commodity Hedge Counterparty party thereto under such First Lien Commodity Hedge and Power Sale Agreement less (ii) the aggregate Other Credit Support Amounts of any Other Credit Support (except to the extent that an Other Credit Support Exception has occurred with respect to any such Other Credit Support) issued or pledged in favor of the First Lien Commodity Hedge Counterparty party thereto to support the obligations of the Loan Parties under such First Lien Commodity Hedge and Power Sale Agreement and related Commodity Hedge Guaranty; and (b) with respect to any Second Lien Commodity Hedge and Power Sale Agreement, an amount equal to (i) the Permitted Second Lien Hedge Amount (if any) due and owing to the Second Lien Commodity Hedge Counterparty party thereto under such Second Lien Commodity Hedge and Power Sale Agreement less (ii) the aggregate Other Credit Support Amounts of any Other Credit Support (except to the extent that an Other Credit Support Exception has occurred with respect to any such Other Credit Support) issued or pledged in favor of the Second Lien Commodity Hedge Counterparty party thereto to support the obligations of the Loan Parties under such Second Lien Commodity Hedge and Power Sale Agreement and related Commodity Hedge Guaranty. “Environmental Action” means any action, suit, demand, demand letter, claim, written notice of non-compliance or violation, written notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any

8 Environmental Law, any Environmental Permit or Hazardous Material, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief. “Environmental Law” means any Federal, state or local statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction or decree relating to pollution or protection of the environment or, as such relates to exposure to Hazardous Materials, health or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination. “Event of Default” means a First Lien Event of Default or Second Lien Event of Default or both, as the context may require. “Excluded Property” means: (a) any lease, license, permit, contract, property right or agreement to which the Borrower or any Guarantor is a party or any of such Loan Party’s rights or interests thereunder if and only for so long as the grant of a Lien thereon shall (i) give any other Person party to such lease, license, permit, contract, property rights or agreement the right to terminate its obligations thereunder, (ii) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest of any Loan Party therein or (iii) constitute or result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, permit, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9- 409 of the UCC (or any successor provision or provisions)); provided that such lease, license, permit, contract, property right or agreement shall be Excluded Property only to the extent and for so long as the consequences specified above shall exist and shall cease to be Excluded Property and shall become subject to the Liens granted under the Collateral Documents, immediately and automatically, at such time as such consequences shall no longer exist; (b) any equipment (as such term is defined in the UCC) owned by the Borrower or any Guarantor that is subject to a purchase money Lien or a Capitalized Lease permitted pursuant to this Agreement if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capitalized Lease) prohibits or requires the consent of any Person other than any Loan

9 Party as a condition to the creation of any other Lien on such equipment, but only, in each case, to the extent, and for so long as, the Debt secured by the applicable Lien or the Capitalized Lease has not been repaid in full or the applicable prohibition (or consent requirement) has not otherwise been removed or terminated; (c) any Equity Interests in the Borrower; (d) motor vehicles, aircraft and vessels; (e) any Other Credit Support with respect to a Permitted Commodity Hedge and Power Sale Agreement; and (f) after the date hereof, any Property acquired by any Loan Party if and to the extent that the First Lien Administrative Agent shall have reasonably determined that the costs (including, without limitation, recording taxes and filing fees) of creating and perfecting a Lien on such Property interests are excessive in relation to the value of the security afforded thereby. “Financing Documents” means the First Lien Documents and the Second Lien Documents. “First Lien” means a first priority Lien granted pursuant to the First Lien Collateral Documents to the First Lien Collateral Agent (for the benefit of the First Lien Secured Parties) on the First Lien Collateral to secure the First Lien Obligations. “First Lien Administrative Agent” means the Person acting from time to time as agent on behalf of the First Lien Lender Parties pursuant to and in accordance with the terms of the First Lien Credit Agreement. “First Lien Collateral” means all of the Property of any Loan Party now owned or hereafter acquired with respect to which a Lien is granted as security for any of the First Lien Obligations. “First Lien Collateral Agent” has the meaning specified in the preamble hereto. “First Lien Collateral Documents” means the Security Deposit Agreement, the First Lien Security Agreement (and any agreement entered into, or required to be delivered, by any Loan Party pursuant to the terms of the First Lien Security Agreement in order to perfect the First Lien created on any Property pursuant thereto), each First Lien Consent and Agreement, the First Lien Mortgages and each other agreement that creates or purports to create a Lien in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties, in each case as amended. “First Lien Commodity Hedge and Power Sale Agreement” means any Permitted Commodity Hedge and Power Sale Agreement which requires that, subject to the applicable Maximum First Lien Amount, the obligations of the Loan Parties with respect thereto be secured by a First Lien. “First Lien Commodity Hedge Counterparty” means each Commodity Hedge Counterparty party to any First Lien Commodity Hedge and Power Sale Agreement; provided that to the extent such First Lien Commodity Hedge and Power Sale Agreement is entered into after the date hereof, such Commodity Hedge Counterparty shall have (a) executed and delivered to each of the Collateral Agents an Accession Agreement pursuant to which it has become a party to this Agreement and has agreed to be bound by the obligations of a First Lien Secured Party under the terms hereof or (b) if such Commodity Hedge Counterparty is already party to an

10 Accession Agreement with respect to one or more First Lien Commodity Hedge and Power Sale Agreements, such Commodity Hedge Counterparty shall have entered into a supplement to such Accession Agreement in the form of Attachment I thereto to include such additional First Lien Commodity Hedge and Power Sale Agreement being entered into by such Commodity Hedge Counterparty after the date of such Accession Agreement. “First Lien Consent and Agreement” means each Consent and Agreement delivered for the benefit of the First Lien Secured Parties. “First Lien Credit Agreement” has the meaning specified in the preliminary statements to this Agreement. “First Lien Documents” means, collectively (without duplication), each First Lien Loan Document, each First Lien Guaranty, each First Lien Commodity Hedge and Power Sale Agreement and any other agreement, document or instrument providing for or evidencing any First Lien Obligations, in each case as each may be amended. “First Lien Event of Default” means an “Event of Default” as defined in the First Lien Credit Agreement or any Early Termination Event under any First Lien Commodity Hedge and Power Sale Agreement. “First Lien Guaranty” means (a) the guaranty by each Guarantor under the First Lien Credit Agreement and (b) to the extent relating to any First Lien Commodity Hedge and Power Sale Agreement and subject to the applicable Permitted First Lien Hedge Amount, each Commodity Hedge Guaranty. “First Lien Indemnified Costs” has the meaning specified in Section 7.10(d)(i). “First Lien Lenders” means any Person with a Commitment to extend credit or owed any outstanding First Lien Loans under the First Lien Credit Agreement. “First Lien Lender Parties” means the First Lien Lenders and the Issuing Banks. “First Lien Loan” means (without duplication) any loan or similar extension of credit under the First Lien Credit Agreement. “First Lien Loan Documents” means, collectively, the First Lien Credit Agreement, this Agreement, the First Lien Collateral Documents, any other agreement, document or instrument providing for or evidencing the obligations of the Loan Parties under the First Lien Credit Agreement and any other document or instrument executed or delivered at any time in connection with any of the obligations of the Loan Parties under the First Lien Credit Agreement, including any guaranty delivered in connection therewith or any intercreditor or joinder agreement among any of the Secured Parties, to the extent such are effective at the relevant time, in each case, as amended. “First Lien Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased

11 by any Loan Party is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed, as amended. “First Lien Obligations” means (a) all obligations of every nature outstanding under the First Lien Loan Documents, including all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Document and (b) with respect to any First Lien Commodity Hedge and Power Sale Agreement or related Commodity Hedge Guaranty (but without duplication), the Permitted First Lien Hedge Amount owed to the applicable First Lien Hedge Counterparty pursuant thereto. “First Lien Recovery” shall have the meaning set forth in Section 6.5. “First Lien Secured Debt Representative” means the First Lien Administrative Agent and each First Lien Commodity Hedge Counterparty. “First Lien Secured Parties” means, at any time, the holders of First Lien Obligations at such time, including the First Lien Administrative Agent, the First Lien Collateral Agent, the First Lien Lender Parties and the First Lien Commodity Hedge Counterparties; provided that, in the case of any First Lien Commodity Hedge Counterparty that is not a party hereto as of the date hereof, such First Lien Commodity Hedge Counterparty, as applicable, shall have (a) executed and delivered to each of the Collateral Agents an Accession Agreement pursuant to which it has become a party to this Agreement and has agreed to be bound by the obligations of a First Lien Secured Party under the terms hereof or (b) in the case of any such First Lien Commodity Hedge Counterparty that is already party to an Accession Agreement with respect to one or more First Lien Commodity Hedge and Power Sale Agreements, such First Lien Commodity Hedge Counterparty shall have entered into a supplement to such Accession Agreement in the form of Attachment I thereto to include such additional First Lien Commodity Hedge and Power Sale Agreement being entered into by such First Lien Commodity Hedge Counterparty after the date of such Accession Agreement. “First Lien Security Agreement” means that certain First Lien Security Agreement, dated as of the date hereof, by the Borrower and the Guarantors in favor of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties, as amended. “GAAP” means generally accepted accounting principles in the United States consistent with those applied in the preparation of the financial statements referred to in the First Lien Credit Agreement. “Guarantor” means MACH Gen GP, LLC and each of the Project Companies. “Guaranteed Debt” means, with respect to any Person, any obligation or arrangement of such Person to guarantee or otherwise assure payment of any Debt (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by

12 any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Guaranteed Debt shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranteed Debt is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Guaranteed Debt) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Harquahala” has the meaning specified in the preliminary statements to this Agreement. “Harquahala Project” means the 1,092 MW natural gas/fuel oil-fired electric generating station located in Maricopa County, Arizona and all appurtenances thereto owned or operated by Harquahala, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “Harquahala Sale” means the sale of all, but not less than all, of the Equity Interests in, or all or substantially all, but not less than substantially all, of the Property of, Harquahala or the Harquahala Project. “Hazardous Materials” means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law. “Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements but excluding any Commodity Hedge and Power Sale Agreement. “Indemnified Person” means any Collateral Agent, including its officers, directors, agents, advisors, Affiliates and employees. “Insolvency or Liquidation Proceeding” means: (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Loan Party; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other

13 similar case or proceeding with respect to any Loan Party or with respect to a material portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Loan Party. “Interest Expense” means, for any period, all interest, commitment fees, letter of credit fees (including any fronting fee, standby fee or exposure fee payable in respect of any Letter of Credit), participation fees and, if applicable, Breakage Costs and makewhole, yield maintenance or other premium in respect of outstanding First Lien Obligations accrued, capitalized or payable during such period (whether or not actually paid during such period). “Issuing Bank” means any Person with a Commitment to issue or continue (or cause to be issued or continued) Letters of Credit under the First Lien Credit Agreement. “Letter of Credit” means a Revolving Letter of Credit or other letter of credit issued or outstanding from time to time which, if drawn, would result in loans or reimbursement obligations constituting First Lien Obligations. “Lien” means, with respect to any Property, (a) any mortgage, deed of trust, deed to secure debt, lien (statutory or otherwise), pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such Property, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing), relating to such Property, and (c) in the case of Equity Interests or debt securities, any purchase option, call or similar right of a third party with respect to such Equity Interests or debt securities. For the avoidance of doubt, “Lien” shall not include any netting or set-off arrangements under any Contractual Obligation (other than Contractual Obligations constituting Debt for Borrowed Money or having the effect of Debt for Borrowed Money) otherwise permitted under the terms of the Financing Documents. “Loan Party” means the Borrower and each Guarantor. “Loan Party Counterparty” means any Loan Party that is a party to a Secured Commodity Hedge and Power Sale Agreement. “MACH Gen” has the meaning specified in the preliminary statements to this Agreement. “Maximum First Lien Amount” means, with respect to any First Lien Commodity Hedge and Power Sale Agreement, as of any date of determination and subject to Section 5.9(b), the amount specified on Schedule I to the Accession Agreement pursuant to which the relevant Commodity Hedge Counterparty agrees to be bound by the terms of this Agreement as the “Maximum First Lien Amount” as of such date in respect of each First Lien

14 Commodity Hedge and Power Sale Agreement to which such Commodity Hedge Counterparty is a party, as such Schedule shall be supplemented from time to time pursuant to the terms of the relevant Accession Agreement. “Millennium” has the meaning specified in the preliminary statements to this Agreement. “Millennium Project” means the 360 MW natural gas/fuel oil-fired electric generating station located in Worcester County, Massachusetts and all appurtenances thereto owned or operated by Millennium, including electrical switchyards, electrical interconnections and fuel delivery and storage facilities. “New First Lien Collateral Agent” has the meaning specified in Section 5.4. “New First Lien Debt Notice” has the meaning set forth in Section 5.4. “Notice of Event of Default” has the meaning set forth in Section 7.5. “Obligation” means all payment obligations of every nature of each Loan Party from time to time owed to any Secured Party or any of their respective Affiliates under any Financing Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Loan Party, would have accrued on any Obligation, whether or not a claim is allowed against such Loan Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, Ordinary Course Settlement Payments or Termination Payments under Secured Commodity Hedge and Power Sale Agreement, premiums, fees, expenses, indemnification or otherwise. “Ordinary Course Settlement Payments” means all regularly scheduled payments due under any Commodity Hedge and Power Sale Agreement or Hedge Agreement from time to time, calculated in accordance with the terms of such Commodity Hedge and Power Sale Agreement or Hedge Agreement, as applicable, including “Fixed Rate” payment amounts, but excluding, for the avoidance of doubt any “Settlement Amounts” or “Termination Payments” due and payable under such Commodity Hedge and Power Sale Agreement or Hedge Agreement. “Other Credit Support” means, with respect to any Secured Commodity Hedge and Power Sale Agreement, any (i) letter of credit, (ii) guaranty or (iii) cash collateral issued or pledged, as applicable, in favor of any Commodity Hedge Counterparty to support the Obligations of the Loan Party Counterparty under such Secured Commodity Hedge and Power Sale Agreement (other than any such guaranty issued by a Loan Party) which (a) satisfies the requirements of such Secured Commodity Hedge and Power Sale Agreement with respect to letters of credit, guaranties or cash, as applicable, and (b) is permitted under all of the Financing Documents. “Other Credit Support Amount” means, at any time, with respect to any Secured Commodity Hedge and Power Sale Agreement, the sum of (a) the Available Amount of any letter of credit issued in favor of the relevant Commodity Hedge Counterparty to support the Obligations of the Loan Party Counterparty under such Secured Commodity Hedge and Power Sale Agreement plus (b) the amount of any guaranty issued in favor of the relevant Commodity

15 Hedge Counterparty to support the Obligations of the Loan Party Counterparty under such Secured Commodity Hedge and Power Sale Agreement (other than any such guaranty issued by a Loan Party) plus (c) the amount of any cash collateral pledged to the benefit of the relevant Commodity Hedge Counterparty to support the Obligations of the Loan Party Counterparty under such Secured Commodity Hedge and Power Sale Agreement, and which, in each case, satisfies the requirements of such Secured Commodity Hedge and Power Sale Agreement with respect to letters of credit, guaranties or cash, as applicable. “Other Credit Support Exception” means (a) with respect to any Other Credit Support constituting a guaranty, the guarantor thereunder fails to make payment after receipt of a demand for payment thereunder made in accordance with the terms of such guaranty, within three Business Days of its receipt of such demand and (b) with respect to any Other Credit Support constituting a letter of credit, the occurrence and continuance of any of the following: (i) a restraint or injunction shall be threatened or pending against the issuer of such letter of credit or the Commodity Hedge Counterparty that is the beneficiary thereof that restrains or limits or seeks to restrain or limit a draw upon, or the application of proceeds from, such letter of credit prior to, concurrent with, or following such draw or application, (ii) the issuing bank of such letter of credit shall be subject to a bankruptcy or (iii) the issuing bank shall have disavowed, repudiated or dishonored its obligations under such letter of credit after, if applicable, delivery to such issuing bank of a conforming draw request thereunder. “Outstanding Amount” means, with respect to the First Lien Credit Agreement, at any time, an amount equal to the sum of (a) the aggregate principal amount of the First Lien Loans outstanding under the First Lien Credit Agreement at such time plus (b) the aggregate Available Amount of all Letters of Credit issued under the First Lien Credit Agreement and outstanding at such time plus (c) the aggregate amount of all outstanding and unused Commitments to extend credit that which, when funded, would constitute First Lien Loans under the First Lien Credit Agreement to the extent not terminated at such time. “Permitted Commodity Hedge and Power Sale Agreement” means any Commodity Hedge and Power Sale Agreement which is entered into by any Loan Party in connection with any Permitted Trading Activity and is permitted under all of the Financing Documents. “Permitted First Lien Hedge Amount” means, with respect to any First Lien Commodity Hedge and Power Sale Agreement and any related Commodity Hedge Guaranty (but without duplication), as of any date of determination, an amount equal to the lesser of (a) the amount of all Obligations of every nature outstanding and owed to the Commodity Hedge Counterparty party to such First Lien Commodity Hedge and Power Sale Agreement pursuant thereto at such time, including Ordinary Course Settlement Payments, Termination Payments and related Interest Expense and (b) the Maximum First Lien Amount in respect of such First Lien Commodity Hedge and Power Sale Agreement. “Permitted Second Lien Hedge Amount” means, with respect to any Second Lien Commodity Hedge and Power Sale Agreement and any related Commodity Hedge Guaranty (but without duplication), as of any date of determination, an amount equal to (a) the amount of all Obligations of every nature outstanding and owed to the Commodity Hedge Counterparty party

16 to such Second Lien Commodity Hedge and Power Sale Agreement pursuant thereto at such time, including, Ordinary Course Settlement Payments, Termination Payments and related Interest Expense less (b) any Permitted First Lien Hedge Amount in respect of such Second Lien Commodity Hedge and Power Sale Agreement. “Permitted Trading Activity” means (a) the daily or forward purchase and/or sale or other acquisition or disposition of wholesale or retail electric energy, capacity, ancillary services, transmission rights, emissions allowances, weather derivatives, demand derivatives and/or related commodities, in each case, whether physical or financial, (b) the daily or forward purchase and/or sale or other acquisition of fuel, fuel transportation and/or storage rights and/or capacity, whether physical or financial, (c) electric energy-related tolling transactions, as seller or tolling servicer, (d) price risk management activities or services, (e) other similar electric industry activities or services or (f) additional services as may be consistent with Prudent Industry Practice from time to time in support of the marketing and trading related to the Projects, in each case in the foregoing clauses (a) through (f), to the extent (i) the purpose of such activity (when taken together with any other related Permitted Trading Activities undertaken by the Loan Parties from time to time) is to protect the Borrower and the other Loan Parties against fluctuations in the price, availability or supply of any commodity, (ii) such activity is conducted in the ordinary course of business of the Borrower and the other Loan Parties and (iii) not for speculative purposes or on a speculative basis. “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof. “Plan of Reorganization” has the meaning specified in the preliminary statements to this Agreement. “Pledged Collateral” means, as the context may require, (a) any Collateral, to the extent that possession or control thereof is necessary to perfect a Lien thereon under the UCC, including any deposit account or securities account (as such terms are defined in the UCC) and/or (b) any rights to receive payments under any insurance policy that constitute Collateral and with respect to which a secured party is required to be named as an additional insured or a loss payee in order to perfect a Lien thereon. “Preferred Interests” means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person’s property and assets, whether by dividend or upon liquidation. “Project” means each of the Athens Project, the Harquahala Project and the Millennium Project. “Project Companies” has the meaning specified in the preliminary statements to this Agreement.

17 “Property” means any right or interest in or to any asset or property of any kind whatsoever (including Equity Interests), whether real, personal or mixed and whether tangible or intangible. “Redeemable” means, with respect to any Equity Interest, any such Equity Interest that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder. “Refinance” means, in respect of any Debt, (a) such Debt (in whole or in part) as extended, renewed, defeased, refinanced, replaced, refunded or repaid and (b) any other Debt issued in exchange or replacement for or to refinance such Debt, in whole or in part, whether with the same or different lenders, arrangers and/or agents and whether with a larger or smaller aggregate principal amount and/or a longer or shorter maturity, in each case to the extent permitted under the terms of all of the Financing Documents. “Refinanced” and “Refinancing” shall have correlative meanings. “Required First Lien Lenders” means Required Lenders (as defined in the First Lien Credit Agreement). “Required First Lien Secured Parties” means, at any time, First Lien Secured Parties owed or holding more than 50% of the sum of (without duplication): (a) the Outstanding Amount under the First Lien Credit Agreement at such time; and (b) after the occurrence of an Early Termination Event under any First Lien Commodity Hedge and Power Sale Agreement, the Eligible Hedge Amount thereunder at such time. “Required Rating” means with respect to (a) any Commodity Hedge Counterparty that is described in clause (a)(i) of the definition of “Commodity Hedge Counterparty” either (i) the unsecured senior debt obligations of such Person are rated at least Baa1 by Moody’s and at least BBB+ by S&P or (ii) such Person’s obligations under any applicable Commodity Hedge and Power Sale Agreement are guaranteed by a Person whose unsecured senior debt obligations are rated at least Baa1 by Moody’s and at least BBB+ by S&P and (b) any Commodity Hedge Counterparty described in clause (a)(ii) of the definition of “Commodity Hedge Counterparty” either (i) the unsecured senior debt obligations of such Person are rated at least Baa3 by Moody’s and at least BBB- by S&P or (ii) such Commodity Hedge Counterparty’s obligations under any applicable Commodity Hedge and Power Sale Agreement are guaranteed by a Person whose unsecured senior debt obligations are rated at least Baa3 by Moody’s and at least BBB- by S&P. “Required Second Lien Secured Parties” means, at any time, Second Lien Secured Parties owed or holding more than 50% of the sum of (without duplication), from and after the occurrence of an Early Termination Event under any Second Lien Commodity Hedge and Power Sale Agreement, the Eligible Hedge Amount thereunder.

18 “Responsible Officer” means, as to any Person, any individual holding the position of chairman of the board (if an officer), president, chief executive officer or one of its vice presidents and such Person’s treasurer or chief financial officer. “Revolving Credit Facility” means a credit facility made available by First Lien Lender Parties pursuant to which the Loan Parties are permitted to borrow (or request Letters of Credit), repay and re-borrow indebtedness in accordance with the terms of the First Lien Credit Agreement. “Revolving L/C Cash Collateral Account” has the meaning specified in the Security Deposit Agreement. “Revolving Letters of Credit” means letters of credit issued or continued from time to time under the Revolving Credit Facility. “Second Lien” means a second priority Lien granted pursuant to the Second Lien Collateral Documents to the Second Lien Collateral Agent (for the benefit of the Second Lien Secured Parties) upon the Second Lien Collateral to secure the Second Lien Obligations. “Second Lien Collateral” means all of the Property of any Loan Party now owned or hereafter acquired with respect to which a Lien is granted as security for any Second Lien Obligations. “Second Lien Collateral Agent” means such Person appointed, if any, as “Second Lien Collateral Agent” in accordance with Section 7.1. “Second Lien Collateral Documents” means the Security Deposit Agreement, any Second Lien Security Agreement (and any agreement entered into, or required to be delivered, by any Loan Party pursuant to the terms of the Second Lien Security Agreement in order to perfect the Second Lien created on any Property pursuant thereto), any Second Lien Consent and Agreement, any Second Lien Mortgages and each other agreement that creates or purports to create a Lien in favor of the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties, in each case as amended. “Second Lien Commodity Hedge and Power Sale Agreement” means any Permitted Commodity Hedge and Power Sale Agreement which requires that the obligations of the Loan Parties with respect thereto be secured by a Second Lien. “Second Lien Commodity Hedge Counterparty” means each Commodity Hedge Counterparty party to a Second Lien Commodity Hedge and Power Sale Agreement; provided that such Commodity Hedge Counterparty shall have (a) executed and delivered to each of the Collateral Agents an Accession Agreement pursuant to which it has become a party to this Agreement and has agreed to be bound by the obligations of a Second Lien Secured Party under the terms hereof or (b) if such Commodity Hedge Counterparty is already party to an Accession Agreement with respect to one or more Second Lien Commodity Hedge and Power Sale Agreements, such Commodity Hedge Counterparty shall have entered into a supplement to such Accession Agreement in the form of Attachment I thereto to include any additional Second Lien

19 Commodity Hedge and Power Sale Agreement being entered into by such Commodity Hedge Counterparty after the date of such Accession Agreement. “Second Lien Consent and Agreement” means each Consent and Agreement delivered for the benefit of the Second Lien Secured Parties. “Second Lien Documents” means, collectively (without duplication), each Second Lien Commodity Hedge and Power Sale Agreement, each Second Lien Guaranty, the Second Lien Collateral Documents and any other agreement, document or instrument providing for or evidencing the Second Lien Obligations, in each case, as amended. “Second Lien Event of Default” means any Early Termination Event under any Second Lien Commodity Hedge and Power Sale Agreement. “Second Lien Guaranty” means, with respect to any Second Lien Commodity Hedge and Power Sale Agreement, each Commodity Hedge Guaranty. “Second Lien Indemnified Costs” has the meaning specified in Section 7.10(d)(ii). “Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by the Borrower or any Guarantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed. “Second Lien Obligations” means with respect to any Second Lien Commodity Hedge and Power Sale Agreement or related Commodity Hedge Guaranty (but without duplication), the Permitted Second Lien Hedge Amount owed to the applicable Second Lien Commodity Hedge Counterparty pursuant thereto. “Second Lien Secured Debt Representative” means each Second Lien Commodity Hedge Counterparty. “Second Lien Secured Parties” means, at any time, the holders of Second Lien Obligations at such time, including, the Second Lien Collateral Agent and the Second Lien Commodity Hedge Counterparties; provided that, in the case of any Second Lien Commodity Hedge Counterparty, such Second Lien Commodity Hedge Counterparty, as applicable, shall have (a) executed and delivered to each of the Collateral Agents an Accession Agreement pursuant to which it has become a party to this Agreement and has agreed to be bound by the obligations of a Second Lien Secured Party under the terms hereof or (b) in the case of any such Second Lien Commodity Hedge Counterparty that is already party to an Accession Agreement with respect to one or more Second Lien Commodity Hedge and Power Sale Agreements, such Second Lien Commodity Hedge Counterparty shall have entered into a supplement to such Accession Agreement in the form of Attachment I thereto to include any additional Second Lien Commodity Hedge and Power Sale Agreement being entered into by such Second Lien Commodity Hedge Counterparty after the date of such Accession Agreement.

20 “Second Lien Security Agreement” means any Second Lien security agreement in form and substance acceptable to the First Lien Administrative Agent entered into after the date hereof by and among the Loan Parties and the Second Lien Collateral Agent, on behalf of and for the benefit of the Second Lien Secured Parties, as amended. “Secured Commodity Hedge and Power Sale Agreement” means (a) each First Lien Commodity Hedge and Power Sale Agreement and (b) each Second Lien Commodity Hedge and Power Sale Agreement. “Secured Debt Representative” means (a) with respect to the First Lien Lender Parties, the First Lien Administrative Agent, (b) with respect to any First Lien Commodity Hedge and Power Sale Agreement, the First Lien Commodity Hedge Counterparty party thereto and (c) with respect to any Second Lien Commodity Hedge and Power Sale Agreement, the Second Lien Commodity Hedge Counterparty party thereto. “Secured Obligations” means, collectively, the First Lien Obligations and the Second Lien Obligations. “Secured Parties” means the Collateral Agents, the Depositary, the First Lien Secured Parties and the Second Lien Secured Parties, as the context may require. “Security Deposit Agreement” means that certain Security Deposit Agreement, dated as of the date hereof, by and among the Borrower, the Guarantors, the Depositary and the First Lien Collateral Agent. “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Supplemental Collateral Agent” shall have the meaning specified in Section 7.2(b). “Synthetic Debt” means, with respect to any Person, without duplication of any clause within the definition of “Debt,” all (a) obligations of such Person under any lease that is treated as an operating lease for financial accounting purposes and a financing lease for tax purposes (i.e., a “synthetic lease”), (b) obligations of such Person in respect of transactions entered into by such Person, the proceeds from which would be reflected on the financial statements of such Person in accordance with GAAP as cash flows from financings at the time such transaction was entered into (other than as a result of the issuance of Equity Interests) and (c) obligations of such Person in respect of other transactions entered into by such Person that are not otherwise addressed in the definition of “Debt” or in clause (a) or (b) above that are intended

21 to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing). “Termination Payment” means any amount payable to or by the Borrower or any of its Subsidiaries in connection with a termination (whether as a result of the occurrence of an event of default or other termination event) of any Hedge Agreement or Commodity Hedge and Power Sale Agreement; provided that for the avoidance of doubt, “Termination Payments” shall not include any Ordinary Course Settlement Payments due under any such Hedge Agreement or Commodity Hedge and Power Sale Agreement. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction. “Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency. 1.2 Computation of Time Periods; Other Definitional Provisions. In this Agreement and the Collateral Documents in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” In this Agreement and the Collateral Documents, the word “including” shall be deemed to be mean “including without limitation”. References in this Agreement and the Collateral Documents to any agreement or contract “as amended” shall mean and be a reference to such agreement or contract as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms and the terms of all of the other Financing Documents. 1.3 Certifications, Etc. All certifications, notices, declarations, representations, warranties and statements made by any officer, director or employee or a Loan Party pursuant to or in connection with the Agreement shall be made in such person’s capacity as officer, director or employee on behalf of the Loan Party and not in such Person’s individual capacity. SECTION 2. Lien Priorities. 2.1 Relative Priorities. (a) Notwithstanding any provision contained herein, each of the parties hereto hereby acknowledges and agrees that: (i) the grant of the Liens pursuant to the Collateral Documents creates two separate and distinct Liens over the Collateral: the First Lien securing the payment and performance of the First Lien Obligations and the Second Lien securing the payment and performance of the Second Lien Obligations;

22 (ii) the Liens securing the Second Lien Obligations are subject and subordinate on the terms contained in this Agreement to the Liens securing the First Lien Obligations; and (iii) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and, in each case, must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding clauses (i), (ii) and (iii), if a court in any Insolvency or Liquidation Proceeding or otherwise holds that the claims of more than one class of Secured Parties in respect of the Collateral constitute only one secured claim (rather than two separate classes of secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to this Section 2.1 and 4.1, all distributions in such Insolvency or Liquidation Proceeding or otherwise shall be made as if there were two separate classes of secured claims against the Loan Parties in respect of the Collateral (with the effect being that, to the extent the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive on a pro rata basis all amounts owing (including, principal, pre-petition interest, all amounts owing in respect of post-petition interest and/or additional interest payable pursuant to the First Lien Documents arising from a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding and any other claims constituting First Lien Obligations to such First Lien Secured Parties under the First Lien Documents before any distribution is made in respect of the claims arising from the Second Lien Obligations held by the Second Lien Secured Parties, with the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent (who in turn will turn over to the First Lien Administrative Agent (for itself and on behalf of the First Lien Lender Parties) and, subject to the applicable Permitted First Lien Hedge Amount, the First Lien Commodity Hedge Counterparties) amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties. (b) Notwithstanding (i) the date, time, method, manner or order of grant, attachment or perfection of (A) any Liens securing the Second Lien Obligations granted on the Collateral or (B) any Liens securing the First Lien Obligations granted on the Collateral, (ii) anything contained in any filing or agreement to which any Agent or other Secured Party (either individually or collectively) or in the case of any Agent, for its own behalf or on behalf of any of the Secured Parties, now or hereafter may be a party, (iii) the perfection of or avoidability of such Liens or claims securing the First Lien Obligations or the Second Lien Obligations, as the case may be, (iv) any provision of the UCC, (v) any other applicable law or any provision set forth in the Second Lien Documents, (vi) any defect or deficiencies in, or failure to perfect, the Liens securing the First Lien Obligations or the Second Lien Obligations or (vii) any other circumstances whatsoever, in each case, each of the Second Lien Collateral Agent (on behalf of itself and each Second Lien Secured Party) and each Second Lien Secured Party hereby agrees that:

23 (1) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any of the First Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and (2) any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of, or created for the benefit of the Second Lien Collateral Agent or any of the Second Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Loan Party or any other Person. 2.2 Prohibition on Contesting Liens. Each of the First Lien Collateral Agent (on behalf of itself and each First Lien Secured Party), the First Lien Administrative Agent (on behalf of itself and each First Lien Lender Party), each First Lien Secured Party, the Second Lien Collateral Agent (on behalf of itself and each Second Lien Secured Party) and each Second Lien Secured Party agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in the First Lien Collateral or, by or on behalf of any of the Second Lien Secured Parties in the Second Lien Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations and the Second Lien Obligations as provided in Sections 2.1 and 3.1. 2.3 No New Liens. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, the parties hereto agree that no Loan Party shall: (i) grant or permit any additional Liens on any Property to secure any Second Lien Obligations unless it has granted or concurrently grants a Lien on such Property to secure the First Lien Obligations; or (ii) grant or permit any additional Liens on any Property to secure any of the First Lien Obligations unless it has granted or concurrently grants a Lien on such Property to secure the Second Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien

24 Secured Parties, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2. 2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 9.10, the parties hereto agree, subject to the other provisions of this Agreement: (a) upon request by the First Lien Collateral Agent, any Secured Debt Representative, any First Lien Secured Party or any Second Lien Secured Party, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Second Lien Documents; and (b) that the documents, agreements and instruments creating or evidencing the Liens on the First Lien Collateral and the Liens on the Second Lien Collateral and the First Lien Guaranties and the Second Lien Guaranties shall be in all material respects the same forms of documents other than with respect to the first lien or second lien nature of the Obligations thereunder. SECTION 3. Enforcement. 3.1 Exercise of Remedies. (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Loan Party, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each other Second Lien Secured Party: (i) will not exercise or seek to exercise any rights or remedies with respect to any Collateral (including the exercise of any right of setoff (but subject to Section 5.8(a)) or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any Second Lien Secured Party is a party or which runs for the benefit of the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties) or any Second Lien Secured Party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); (ii) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party or any other exercise by the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party of any rights and remedies relating to the Collateral under the First Lien Documents or otherwise;

25 (iii) will not object to (and waives any and all claims with respect to) the forbearance by the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; (iv) will not oppose or otherwise contest any claim by the First Lien Collateral Agent (on behalf of itself or the First Lien Secured Parties), the First Lien Administrative Agent (on behalf of itself or any First Lien Lender Party), or any First Lien Secured Party; and (v) will not challenge the validity, enforceability, perfection or priority of the Liens held by the First Lien Collateral Agent or any First Lien Secured Party; provided, that in the case of clauses (i) through (v), the Liens granted to secure the Second Lien Obligations shall attach to any proceeds resulting from actions taken by the First Lien Collateral Agent or any First Lien Secured Party in accordance with this Agreement subject to the relative priorities described in Section 2.1. (b) (i) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, subject to Section 6.2, the First Lien Collateral Agent, at the written direction of the Required First Lien Secured Parties, shall have the exclusive right to enforce rights, exercise remedies (including set-off (but subject to Section 5.8(a) and the right to credit bid the First Lien Obligations) and make determinations regarding the release, sale, disposition or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Secured Party (or any Second Lien Secured Debt Representative in respect thereof); provided that the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral released or disposed of subject to the relative priorities described in Section 2.1). In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent, at the written direction of the Required First Lien Secured Parties, may enforce the provisions of the First Lien Collateral Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of the First Lien Collateral Agent (or any other agent appointed by the Required First Lien Secured Parties) to sell or otherwise dispose of Collateral upon foreclosure as set forth in the First Lien Collateral Documents, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and the First Lien Collateral Documents and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction. (ii) After the Discharge of First Lien Obligations, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor, the Second Lien Collateral Agent, at the written direction of the Required Second Lien Secured Parties shall have the exclusive right to enforce rights, exercise remedies (including set-off (but subject to Section 5.8(a)) and the right to credit bid the Second Lien Obligations and make determinations regarding the release, sale, disposition or restrictions with respect to the Collateral. In exercising rights and remedies with respect to the Collateral (to the extent

26 otherwise permitted under the terms of this Agreement), the Second Lien Collateral Agent, at the written direction of the Required Second Lien Secured Parties, may enforce the provisions of the Second Lien Collateral Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise of remedies shall include the rights of the Second Lien Collateral Agent (or any other agent appointed by the Required Second Lien Secured Parties) to sell or otherwise dispose of Collateral upon foreclosure as set forth in the Second Lien Collateral Documents, to incur expenses in connection with such sale or disposition and to exercise all of the rights and remedies of a secured creditor under the UCC and the Second Lien Collateral Documents and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. (c) The Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party agree that they will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off (but subject to Section 5.8(a)) with respect to any Collateral in their capacity as creditors unless and until the Discharge of First Lien Obligations has occurred, except as provided in Sections 3.1(g) and 6.3(b). Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(g) and 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Collateral Agent and any other Second Lien Secured Party with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred. (d) Subject to Sections 3.1(g) and 6.3(b): (i) the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party each agrees not to take any action that would hinder any exercise of remedies under the First Lien Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise; (ii) the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party each hereby waives any and all rights it may have as a second lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent, any First Lien Secured Debt Representative or the First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent, any First Lien Secured Debt Representative or the First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties; and (iii) the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party each hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Documents (other than this Agreement) shall be deemed to restrict in any way the rights

27 and remedies of the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party with respect to the Collateral as set forth in this Agreement or any First Lien Document. (e) Except as specifically set forth in Section 3.1(d), the Second Lien Collateral Agent, each Second Lien Secured Debt Representative and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any Guarantor in accordance with the terms of the Second Lien Documents and applicable law; provided that, in the event that any Second Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement. (f) Nothing in this Agreement shall prohibit the receipt by any Second Lien Secured Debt Representative or any Second Lien Secured Party of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any other Second Lien Secured Party of rights or remedies as a secured creditor (including set-off (but subject to Section 5.8(a)) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent (on behalf of the First Lien Secured Parties) or any First Lien Secured Party may have with respect to the Collateral. (g) Notwithstanding the foregoing, the Second Lien Collateral Agent, any Second Lien Secured Debt Representative and each Second Lien Secured Party may: (i) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any Guarantor; (ii) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of the First Lien Collateral Agent or the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral; (iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement; (iv) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Loan Parties arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement; and

28 (v) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral. 3.2 Enforcement of Liens. (a) (i) At all times prior to the Discharge of First Lien Obligations, the Required First Lien Secured Parties will have, subject to the terms of this Agreement and the other First Lien Documents, the right to authorize and direct the First Lien Collateral Agent with respect to the First Lien Collateral Documents and the Collateral, including, without limitation, the exclusive right to authorize or direct the First Lien Collateral Agent to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral. (ii) At all times after the Discharge of First Lien Obligations but before the Discharge of Second Lien Obligations, the Required Second Lien Secured Parties will have, subject to the terms of this Agreement and the other Second Lien Documents, the right to authorize and direct the Second Lien Collateral Agent with respect to the Second Lien Collateral Documents and the Collateral, including, without limitation, the exclusive right to authorize or direct the Second Lien Collateral Agent to enforce, collect or realize on any Collateral or exercise any other right or remedy with respect to the Collateral. (b) (i) Until the Discharge of First Lien Obligations, except to the extent directed or consented to in writing by the Required First Lien Secured Parties, none of the First Lien Collateral Agent, any First Lien Secured Debt Representative or any other First Lien Secured Party will: (A) request judicial relief, in any Insolvency or Liquidation Proceeding or in any other court, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the First Lien Secured Parties in respect of the Liens granted to the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties; (B) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Liens granted to the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties, made by the First Lien Collateral Agent, acting at the direction of, or as consented to by, the Required First Lien Secured Parties, in any Insolvency or Liquidation Proceeding; (C) oppose or otherwise contest any lawful exercise by the First Lien Collateral Agent, acting at the direction of, or as consented to by, the Required First Lien Secured Parties, of the right to credit bid the First Lien Obligations at any sale in foreclosure of the Liens granted to the First Lien Collateral Agent, for the benefit of the First Lien Secured Parties; or (D) oppose or otherwise contest any other request for judicial relief made in any court by the First Lien Collateral Agent, acting at the direction of, or as consented to

29 by, the Required First Lien Secured Parties; relating to the lawful enforcement of any First Lien; provided, however, that the First Lien Collateral Agent may take such actions as it deems desirable to create, prove, preserve or protect the Liens upon any Collateral. Notwithstanding the foregoing, both before and during an Insolvency and Liquidation Proceeding, any First Lien Secured Party and any First Lien Secured Debt Representative may take any actions and exercise any and all rights that they would have as an unsecured creditor, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against any Loan Party in accordance with applicable law and the termination of any Financing Document in accordance with the terms thereof; provided that the First Lien Secured Parties and the First Lien Secured Debt Representatives may not take any of the actions prohibited by clauses (A) through (D) above or oppose or contest any other claim that it has agreed not to oppose or contest under Section 6. (ii) After the Discharge of First Lien Obligations and until the Discharge of Second Lien Obligations, except to the extent directed or consented to by the Required Second Lien Secured Parties, none of the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any other Second Lien Secured Party will: (A) request judicial relief, in any Insolvency or Liquidation Proceeding or in any other court, that would hinder, delay, limit or prohibit the lawful exercise or enforcement of any right or remedy otherwise available to the Second Lien Secured Parties in respect of the Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties; (B) oppose or otherwise contest any motion for relief from the automatic stay or for any injunction against foreclosure or enforcement of Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties, made by the Second Lien Collateral Agent, acting at the direction of, or as consented to by, the Required Second Lien Secured Parties, in any Insolvency or Liquidation Proceeding; (C) oppose or otherwise contest any lawful exercise by the Second Lien Collateral Agent, acting at the direction of, or as consented to by, the Required Second Lien Secured Parties, of the right to credit bid the Second Lien Obligations at any sale in foreclosure of the Liens granted to the Second Lien Collateral Agent, for the benefit of the Second Lien Secured Parties; or (D) oppose or otherwise contest any other request for judicial relief made in any court by the Second Lien Collateral Agent, acting at the direction of, or as consented to by, the Required Second Lien Secured Parties; relating to the lawful enforcement of any Second Lien; provided, however, that the Second Lien Collateral Agent may take such actions as it deems desirable to create, prove, preserve or protect the Liens upon any Collateral. Notwithstanding the foregoing, both before and during an Insolvency and Liquidation Proceeding, any Second Lien Secured Party and any Second Lien Secured Debt Representative may take any actions and

30 exercise any and all rights that they would have as an unsecured creditor, including, without limitation, the commencement of an Insolvency or Liquidation Proceeding against any Loan Party in accordance with applicable law and the termination of any Financing Document in accordance with the terms thereof; provided that the Second Lien Secured Parties and the Second Lien Secured Debt Representatives may not take any of the actions prohibited by clauses (A) through (D) above or oppose or contest any other that it has agreed not to oppose or contest under Section 6. (c) (i) Prior to the Discharge of First Lien Obligations, in exercising rights and remedies with respect to the Collateral after the occurrence and during the continuance of any First Lien Event of Default, the First Lien Secured Debt Representatives may, at the written direction of the Required First Lien Secured Parties, instruct the First Lien Collateral Agent to enforce (or to refrain from enforcing) the provisions of the First Lien Collateral Documents in respect of the First Lien Obligations and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as the First Lien Collateral Agent may determine, unless otherwise directed by the Required First Lien Secured Parties, including: (A) the exercise or forbearance from exercise of all rights and remedies in respect of the First Lien Collateral and/or the First Lien Obligations; (B) the enforcement or forbearance from enforcement of any Lien in respect of the First Lien Collateral; (C) the exercise or forbearance from exercise of rights and powers of a holder of Equity Interests or any other form of securities included in the Collateral to the extent provided in the First Lien Collateral Documents; (D) the acceptance of the First Lien Collateral in full or partial satisfaction of the First Lien Obligations; and (E) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity. (ii) After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, in exercising rights and remedies with respect to the Collateral after the occurrence and during the continuance of any Second Lien Event of Default, the Second Lien Secured Debt Representatives may, at the direction of the Required Second Lien Secured Parties, instruct the Second Lien Collateral Agent to enforce (or to refrain from enforcing) the provisions of the Second Lien Collateral Documents in respect of the Second Lien Obligations and exercise (or refrain from exercising) remedies thereunder or any such rights and remedies, all in such order and in such manner as the Second Lien Collateral Agent may determine, unless otherwise directed in writing by the Required Second Lien Secured Parties, including: (A) the exercise or forbearance from exercise of all rights and remedies in respect of the Second Lien Collateral and/or the Second Lien Obligations;

31 (B) the enforcement or forbearance from enforcement of any Lien in respect of the Second Lien Collateral; (C) the exercise or forbearance from exercise of rights and powers of a holder of Equity Interests or any other form of securities included in the Collateral to the extent provided in the Second Lien Collateral Documents; (D) the acceptance of the Second Lien Collateral in full or partial satisfaction of the Second Lien Obligations; and (E) the exercise or forbearance from exercise of all rights and remedies of a secured lender under the UCC or any similar law of any applicable jurisdiction or in equity. (d) (i) Prior to the Discharge of First Lien Obligations and following notice of any First Lien Event of Default received pursuant to Section 7.5, any First Lien Secured Debt Representative may request in writing that the First Lien Collateral Agent pursue any lawful action in respect of the First Lien Collateral in accordance with the terms of the First Lien Collateral Documents. Upon any such written request, the First Lien Collateral Agent shall seek the consent of the Required First Lien Secured Parties to pursue such action (it being understood that the First Lien Collateral Agent shall not be required to advise the Required First Lien Secured Parties to pursue any such action). Prior to the Discharge of First Lien Obligations and following receipt of any written notice that a First Lien Event of Default has occurred, the First Lien Collateral Agent may await the written direction from the Required First Lien Secured Parties and, subject to the provisions of Section 7 herein, will act, or decline to act, as so directed by the Required First Lien Secured Parties, in the exercise and enforcement of the First Lien Collateral Agent’s interests, rights, powers and remedies in respect of the First Lien Collateral or under the First Lien Collateral Documents or applicable law and, following the initiation of such exercise of remedies, the First Lien Collateral Agent will act, or decline to act, subject to the provisions of Section 7 herein, with respect to the manner of such exercise of remedies as directed by the Required First Lien Secured Parties. (ii) After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations and following notice of any Second Lien Event of Default received pursuant to Section 7.5, any Second Lien Secured Debt Representative may request in writing that the Second Lien Collateral Agent pursue any lawful action in respect of the Second Lien Collateral in accordance with the terms of the Second Lien Collateral Documents. Upon any such written request, the Second Lien Collateral Agent shall seek the consent of the Required Second Lien Secured Parties to pursue such action (it being understood that the Second Lien Collateral Agent shall not be required to advise the Required Second Lien Secured Parties to pursue any such action). After the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations and following receipt of any written notice that a Second Lien Event of Default has occurred, the Second Lien Collateral Agent may await written direction from the Required Second Lien Secured Parties and will, subject to the provisions of Section 7 herein, act, or decline to act, as so directed by the Required Second Lien Secured Parties, in the exercise and enforcement of the Second Lien Collateral Agent’s interests, rights, powers and remedies in respect of the Second Lien Collateral or under the Second Lien Collateral Documents or

32 applicable law and, following the initiation of such exercise of remedies, the Second Lien Collateral Agent will, subject to the provisions of Section 7 herein, act, or decline to act, with respect to the manner of such exercise of remedies as directed by the Required Second Lien Secured Parties. 3.3 Consents. Notwithstanding anything to the contrary contained herein or in any of the other Collateral Documents, with respect to the exercise of any rights or remedies of any of the Secured Parties under any of the Consents and Agreements, (a) until the Discharge of First Lien Obligations, the First Lien Collateral Agent shall have the sole right to exercise such rights or remedies at the written direction of the Required First Lien Lenders and (b) following the Discharge of First Lien Obligations, but until the Discharge of Second Lien Obligations, the Second Lien Collateral Agent, shall have the sole right to exercise such rights and remedies at the written direction of the Required Second Lien Secured Parties. SECTION 4. Payments. 4.1 Application of Proceeds. (a) Regardless of any Insolvency or Liquidation Proceeding which has been commenced by or against the Borrower or any other Loan Party, Collateral or any proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by (x) until the Discharge of First Lien Obligations, the First Lien Collateral Agent and (y) after the Discharge of First Lien Obligations but until the Discharge of Second Lien Obligations, the Second Lien Collateral Agent, shall be applied in the following order (it being agreed that the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, shall apply such amounts in the following order as promptly as is reasonably practicable after the receipt thereof; provided that such amounts shall not be so applied until such time as the amount of the First Lien Obligations and the Second Lien Obligations have been determined in accordance with the terms hereof and under the terms of the relevant Financing Document, including and subject to Sections 4.4 and 4.5 below): first, on a pro rata basis, to the payment of all amounts due to the First Lien Collateral Agent, the Second Lien Collateral Agent, the Depositary, and the First Lien Administrative Agent (in their capacities as such); second, on a pro rata basis to any Secured Party which has theretofore advanced or paid any fees to any Agent or Issuing Bank, other than any amounts covered by priority first, in an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been previously reimbursed; third, on a pro rata basis, to the payment of (a) any Interest Expense then due and payable under the First Lien Loan Documents, and (b) subject to the Maximum First Lien Amount in respect of any First Lien Commodity Hedge and Power Sale Agreement and Section 4.4, any Interest Expense owed to such First Lien Commodity Hedge Counterparty under any First Lien Commodity Hedge and Power Sale Agreement, in each case, with interest at the rates specified in the applicable First Lien Documents in respect of overdue payments;

33 fourth, on a pro rata basis, to the payment, without duplication, of (a) all principal and other amounts then due and payable in respect of the First Lien Obligations (including cash collateralization (at 103% of the Available Amount thereof) of all outstanding Letters of Credit issued under the First Lien Credit Agreement (such cash collateralization to be in a manner reasonably satisfactory to the First Lien Administrative Agent and the applicable Issuing Banks)) under any First Lien Loan Document, and (b) subject to the Maximum First Lien Amount in respect of any First Lien Commodity Hedge and Power Sale Agreement and Section 4.4, the payment of all Ordinary Course Settlement Payments and Termination Payments (other than Interest Expense) then due and payable to any First Lien Commodity Hedge Counterparty under any First Lien Commodity Hedge and Power Sale Agreement; fifth, on a pro rata basis and subject to Section 4.4, to the payment of any Interest Expense constituting Permitted Second Lien Hedge Amounts owed to such Second Lien Commodity Hedge Counterparty under any Second Lien Commodity Hedge and Power Sale Agreement, in each case with interest at the rates specified in the applicable Second Lien Document in respect of overdue payments; sixth, on a pro rata basis and subject to Section 4.4, to the payment, without duplication, of Permitted Second Lien Hedge Amounts (other than Interest Expense) in respect of any Ordinary Course Settlement Payments or Termination Payments then due and payable to any Second Lien Commodity Hedge Counterparty under any Second Lien Commodity Hedge and Power Sale Agreement; and last, the balance, if any, after all of the First Lien Obligations and Second Lien Obligations have been paid in full in cash, to the Loan Parties or as otherwise required by applicable law. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in accordance with the terms of the Second Lien Collateral Documents. 4.2 Payments Over. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Loan Party, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Second Lien Collateral Agent or any Second Lien Secured Party in connection with the exercise of any right or remedy (including set-off (but subject to Section 5.8(a)) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct; provided that this Section 4.2 shall not limit any First Lien Commodity Hedge Counterparty’s right to recoup, set off, net or off-set amounts to the extent permitted under the applicable First Lien Commodity Hedge and Power Sale Agreement. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second

34 Lien Collateral Agent or any Second Lien Secured Party. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. 4.3 Debt Balances. (a) Upon the written request of any Collateral Agent, each Secured Debt Representative shall promptly (and, in any event, within five Business Days) give such Collateral Agent written notice of the aggregate amount of the Obligations then outstanding and owed by the Borrower or any other Loan Party to the Secured Parties represented by such Secured Debt Representative under the applicable Financing Documents and any other information that such Collateral Agent may reasonably request, including, without limitation, Outstanding Amounts and Eligible Hedge Amounts for the purpose of permitting a Collateral Agent to determine the Required First Lien Secured Parties and the Required Second Lien Secured Parties. (b) Without limiting the foregoing, upon receipt of any of the monies referred to in Section 4.1 above, the Collateral Agent receiving such monies shall promptly provide notice to each Secured Debt Representative of the receipt of such monies. Within 10 Business Days of the receipt of such notice, each Secured Debt Representative shall give such Collateral Agent written certification by an authorized officer or representative thereof of the aggregate amount of the Obligations then outstanding owed by the Borrower or any other Loan Party to the Secured Parties represented by such Secured Debt Representative under the applicable Financing Documents to be certified to as presently due and owing (and, promptly upon receipt thereof, such Collateral Agent shall provide a copy of each such certification to each other Secured Debt Representative). Unless otherwise directed by a court of competent jurisdiction or each Secured Debt Representative, the applicable Collateral Agent shall use the information provided for in such notices as the basis for applying such monies in accordance with Section 4.1 above. 4.4 Termination Payments. If following the occurrence of an Early Termination Date under any Secured Commodity Hedge and Power Sale Agreement, any Loan Party shall fail to pay any of the Obligations owing under such Secured Commodity Hedge and Power Sale Agreements as and when required thereunder, then each First Lien Commodity Hedge Counterparty and Second Lien Commodity Hedge Counterparty agrees that to the extent it seeks to satisfy any such Obligations, such Commodity Hedge Counterparty shall first proceed to satisfy such Obligations with, subject to the occurrence of any Other Credit Support Exception, the proceeds of any Other Credit Support issued or pledged in favor of such Commodity Hedge Counterparty to support the Obligations of the Loan Parties under such Secured Commodity Hedge and Power Sale Agreement. If following the application of any Other Credit Support Amounts (or, to the extent that any Other Credit Support Exception exists with respect to any such Other Credit Support, without regard to such Other Credit Support) to the repayment of Obligations owing to the applicable Commodity Hedge Counterparty under any Secured Commodity Hedge and Power Sale Agreement, such Commodity Hedge Counterparty has not received the full amount of the First Lien Obligations or Second Lien Obligations, as applicable, due under such Secured Commodity Hedge and Power Sale Agreement, it may, subject to the provisions hereof, seek recourse to the First Lien Collateral (subject to the Permitted First Lien Hedge Amount) or Second Lien Collateral (subject to the Permitted Second Lien Hedge Amount), as applicable, on a first or second, as applicable, priority basis in accordance with the terms of this Agreement.

35 SECTION 5. Other Agreements. 5.1 Releases. (a) If, in connection with the exercise of the First Lien Collateral Agent’s remedies in respect of the Collateral provided for in Sections 3.1 and 3.2, the First Lien Collateral Agent releases for itself or on behalf of any of the First Lien Secured Parties any of its Liens on any part of the Collateral or releases any Guarantor from its obligations under any First Lien Guaranty in connection with the sale of the Equity Interests in, or substantially all of the Property of, such Guarantor, then the Liens, if any, of the Second Lien Collateral Agent (for itself or for the benefit of the Second Lien Secured Parties) on such Collateral and the obligations of such Guarantor under its guaranty of the Second Lien Obligations shall be automatically, unconditionally and simultaneously released. The Second Lien Collateral Agent shall promptly execute and deliver to the First Lien Collateral Agent or such Guarantor for itself and on behalf of the Second Lien Secured Debt Representatives and the Second Lien Secured Parties such termination statements, releases and other documents as the First Lien Collateral Agent or such Guarantor may request to effectively confirm such release. (b) Upon the written request of any Loan Party in connection with any Asset Disposition permitted under the Financing Documents (other than in connection with the exercise of any Collateral Agent’s rights and remedies in respect of the Collateral provided for in Sections 3.1 and 3.2), each Collateral Agent shall release for itself or on behalf of each of the Secured Parties whom it represents its Liens on any part of the Collateral subject of such Asset Disposition (including any Equity Interests in any Guarantor), and, in the event of a sale of all or substantially all of the Property of a Guarantor or of all or substantially all of the Equity Interests of a Guarantor, release such Guarantor from its obligations under each of the First Lien Guaranty and Second Lien Guaranty. Each Collateral Agent shall promptly execute and deliver to the Borrower or such Guarantor for itself and on behalf of the Secured Parties whom it represents such termination statements, releases and other documents as the Borrower or such Guarantor may reasonably request in writing to effectively confirm such release. (c) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such other Second Lien Secured Party, as the case may be, or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion for the purpose of carrying out the terms of Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of Section 5.1(a), including any endorsements or other instruments of transfer or release. (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Secured Parties (i) have released any Lien on Collateral or any Guarantor from its obligation under any First Lien Guaranty and any such Liens or First Lien Guaranty are later reinstated or (ii) obtain any new Liens or additional guarantees from any Guarantor, then the Second Lien Collateral Agent, for itself and for the benefit of the Second Lien Secured Parties, shall be granted a Lien on any such Collateral,

36 subject to the lien subordination provisions of this Agreement, and an additional guaranty, as the case may be. 5.2 Amendments to Second Lien Collateral Documents. (a) Until the Discharge of First Lien Obligations has occurred, without the prior written consent of the First Lien Collateral Agent, acting at the written direction of the Required First Lien Secured Parties, no Second Lien Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Collateral Document, would contravene the provisions of this Agreement. The Borrower and each Loan Party agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent): “Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of [__________], 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among MACH Gen, LLC, as Borrower, the Guarantors party thereto, CLMG Corp., as First Lien Collateral Agent, [_______] as Second Lien Collateral Agent, CLMG Corp., as Initial First Lien Administrative Agent and each other Person party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.” In addition, the Borrower and each Loan Party agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the junior priority of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral. (b) In the event any First Lien Collateral Agent, the First Lien Secured Debt Representatives or the First Lien Secured Parties and the relevant Loan Party enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, the First Lien Secured Debt Representatives, such First Lien Secured Parties, the Borrower or any Guarantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or the Second Lien Secured Parties and without any action by the Second Lien Collateral Agent, the Borrower or any other Guarantor; provided that (i) no such amendment, waiver or consent shall have the effect of (A) removing any Collateral from the Lien of the Second Lien Collateral Agent except where a release is otherwise permitted or required pursuant to Section 5.1 or, following an exercise of remedies prior to the Discharge of First Lien Obligations, Section 3.1 or (B) imposing any duties on, or increasing the obligations of, any Second Lien Secured Party without its prior written consent and (ii) notice of such amendment, waiver or consent shall have been given to the

37 Second Lien Collateral Agent within ten (10) Business Days after the effective date of such amendment, waiver or consent. 5.3 Amendments to Financing Documents. (a) The First Lien Documents may be amended, supplemented or otherwise modified in accordance with their terms, and the First Lien Credit Agreement may be Refinanced, in each case, without notice to or the consent of any Collateral Agent, Secured Debt Representative or Secured Party that is not a party to such First Lien Document without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing Debt (or any agent or trustee therefor) execute and deliver an Accession Agreement to each of the Collateral Agents pursuant to which they agree to be bound by the terms of this Agreement and have the obligations of a First Lien Secured Party hereunder. (b) Notwithstanding anything herein to the contrary, during the continuance of any First Lien Event of Default, any First Lien Secured Party shall be entitled in its reasonable discretion to make payments or advances to the First Lien Collateral Agent, any Loan Party or any other Person for the purpose of protecting, preserving or defending the value of the Collateral; provided that such First Lien Secured Party notifies the Second Lien Collateral Agent promptly after making such payment or advance; and any such payment or advance shall be deemed to constitute part of the First Lien Obligations hereunder. (c) No amendment, modification, termination or waiver of any provision of the Security Deposit Agreement, or consent to any departure by any Loan Party therefrom, shall be effective without the written consent of each of the Required First Lien Lenders, and then such amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, modification, termination or waiver shall, unless consented to by each Secured Party specified below: (i) postpone any date scheduled for any payment in respect of the Secured Obligations to a Secured Party, without the consent of such Secured Party, (ii) change the order of application of any payments under Article III of the Security Deposit Agreement in any manner that materially and adversely affects any Secured Party without the written consent of such affected Secured Party, or (iii) adversely affect any Secured Party disproportionately vis a vis any other Secured Party without the consent of such affected Secured Party. 5.4 When Discharge of First Lien Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of First Lien Obligations, the Borrower thereafter enters into a Refinancing of any First Lien Loan Document, in each case, which Refinancing is permitted by the terms hereunder, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations) and, from and after the date on which the New First Lien Debt Notice is delivered to the Second Lien Collateral Agent (if any), the obligations under such Refinancing of the relevant First Lien Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under the new First Lien Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Borrower has entered into a new First Lien

38 Document (which notice shall include the identity of the new first lien collateral agent, such agent, the “New First Lien Collateral Agent”), the Second Lien Collateral Agent (if any) shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New First Lien Collateral Agent shall reasonably request in order to provide to the New First Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New First Lien Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New First Lien Collateral Agent to obtain control of such Pledged Collateral). The New First Lien Collateral Agent shall execute and deliver an Accession Agreement to the Second Lien Collateral Agent (if any). If the new First Lien Obligations under the new First Lien Documents are secured by Property of the Loan Parties constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such Property to the same extent provided in the Second Lien Collateral Documents and this Agreement. 5.5 [Reserved.] 5.6 Injunctive Relief. Should any Second Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party (in its or their own name or in the name of the Borrower) or the Borrower may obtain relief against such Second Lien Secured Parties by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party that (i) the First Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Lien Secured Party waives any defense that the Borrower and/or the First Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages. 5.7 Certain Actions. So long as any Secured Obligations remain outstanding in respect of more than one class of Secured Parties, the following provisions shall apply: (a) Each Secured Debt Representative hereby agrees to give, pursuant to the terms set forth in the First Lien Documents, the Second Lien Documents, as the case may be, each of the Collateral Agents and each other Secured Debt Representative prompt written notice of the occurrence of (i) any Event of Default under such Person’s Financing Documents, as applicable, of which such Person has written notice, and (ii) acceleration of the maturity of any Secured Obligations under any of the Financing Documents for which it acts as a Secured Debt Representative wherein such Secured Obligations have been declared to be or have automatically become due and payable earlier than the scheduled maturity thereof or termination date thereunder (or similar remedial actions including demands for cash collateral (except in connection with ordinary course margining under Permitted Commodity Hedge and Power Sale Agreements) have been taken) and setting forth the aggregate amount of Secured Obligations that have been so accelerated under such Financing Documents, in each case, as soon as practicable after the occurrence thereof (and, in any event, within five Business Days after the

39 occurrence thereof); provided, however, that the failure to provide such notice shall not limit or impair the rights of the Secured Parties, or the obligations of the Borrower or any other Loan Party, hereunder or under the other Financing Documents. No Agent shall be deemed to have knowledge or notice of the occurrence of an Event of Default under the Financing Documents to which it is a party until such Agent has received a written notice of such Event of Default from any other Agent, the Borrower, the other Loan Parties or any other Secured Party for whom such Agent is acting as agent or trustee. (b) Each Collateral Agent hereby agrees to give each Secured Debt Representative written notice of the occurrence of an Event of Default following receipt thereof of written notice to it and provide a copy of all other information provided to it by the Borrower, any other Loan Party or the Depositary under the Collateral Documents upon request. (c) (i) Until the Discharge of First Lien Obligations, the First Lien Collateral Agent hereby agrees that (without limiting anything set forth in the Security Deposit Agreement), at the instruction of the Required First Lien Lenders during the occurrence and continuation of an Event of Default or as otherwise contemplated by the Security Deposit Agreement, it shall give such notices and instructions under the Security Deposit Agreement to the Depositary and (ii) after the Discharge of First Lien Obligations but until the Discharge of Second Lien Obligations, the Second Lien Collateral Agent hereby agrees that (without limiting anything set forth in the Security Deposit Agreement), at the instruction of the Required Second Lien Lenders during the occurrence and continuation of any Event of Default or as otherwise contemplated by the Security Deposit Agreement, it shall give such notices and instructions under the Security Deposit Agreement. (d) Each Loan Party hereby agrees that, at any time and from time to time, at its sole cost and expense, it shall promptly execute and deliver all further agreements, instruments, documents and certificates and take all further action that may be reasonably necessary in order to fully effect the purposes of this Agreement and the Collateral Documents (including, to the extent required by any Collateral Document, the delivery of possession of any Collateral represented by certificated securities that hereafter comes into existence or is acquired in the future by the Collateral Agents as pledgee for the benefit of the Secured Parties and to enable the Collateral Agents to exercise and enforce its rights and remedies under the Collateral Documents with respect to the Collateral or any part thereof. (e) In the event of a Refinancing of any First Lien Loan Document, which Refinancing is permitted by the terms hereunder, upon the request of the First Lien Collateral Agent, each First Lien Commodity Hedge Counterparty and each Second Lien Commodity Hedge Counterparty shall enter into or consent to substitute this Agreement with a replacement thereof in connection with such Refinancing. Such First Lien Commodity Hedge Counterparty and such Second Lien Commodity Hedge Counterparty shall not have any right to object to (and shall be deemed to have accepted) any provisions of such substitute agreement which are more favorable to such First Lien Commodity Hedge Counterparty and such Second Lien Commodity Hedge Counterparty than the provisions contemplated by this Agreement prior to such Refinancing. Such First Lien Commodity Hedge Counterparty and such Second Lien Commodity Hedge Counterparty shall also have no right to object to (and shall be deemed to have accepted) any provisions of such substitute agreement which (A) are less favorable to it

40 than the provisions contemplated by such original agreement, if and to the extent the other Secured Parties afforded approval rights in respect of such matters have accepted such provisions and such provisions do not materially and adversely affect such First Lien Commodity Hedge Counterparty’s or such Second Lien Commodity Hedge Counterparty’s rights (taken as a whole) as a Secured Party or (B) are customary for intercreditor agreements relating to similar transactions. 5.8 Letters of Credit and Cash Collateral Accounts. (a) Notwithstanding anything to the contrary, nothing contained herein shall be construed (i) to impair the rights of any Commodity Hedge Counterparty to exercise its rights and remedies with respect to any cash collateral pledged for its sole benefit or as a beneficiary under and pursuant to any Other Credit Support issued in its favor, or (ii) to impair the rights of any Commodity Hedge Counterparty to exercise any of its rights and remedies as an unsecured creditor under any or all Permitted Commodity Hedge and Power Sale Agreements to which it is a party or (iii) to impair the rights of any Commodity Hedge Counterparty to exercise its rights to set off and net amounts under and among any Permitted Commodity Hedge and Power Sale Agreements to which it is a party. (b) Notwithstanding anything to the contrary, nothing contained herein shall be construed to impair the rights of any of the First Lien Lender Parties to exercise their rights and remedies in respect of the Cash Collateral Accounts or Debt Service Reserve Account and each of the parties hereto acknowledges and agrees that the Lien of any Collateral Agent in, to and under the Cash Collateral Accounts or Debt Service Reserve Account and all funds on deposit therein or credited thereto shall be solely for the benefit of (i) in the case of the Revolving L/C Cash Collateral Account, any First Lien Lender Party with a Commitment in respect of the Revolving Credit Facility, and (ii) in the case of the Debt Service Reserve Account, the First Lien Lender Parties. In the event any additional Cash Collateral Accounts are established in connection with cash collateralizing Letters of Credit as contemplated by the definition of Discharge of First Lien Obligations, the definition of Discharge of Second Lien Obligations or as otherwise contemplated by the Financing Documents, such Cash Collateral Accounts shall only be for the benefit of the particular Secured Party who issued or has participation interests in such Letters of Credit being cash collateralized. 5.9 Additional Secured Obligations. (a) Subject to the limitations set forth in the Financing Documents, each Loan Party and each Secured Party acknowledges and agrees that the Collateral may secure additional Obligations of the Borrower and the other Loan Parties (a) in respect of the Refinancing of the First Lien Credit Agreement, and (b) Secured Commodity Hedge and Power Sale Agreements. Upon execution and delivery to the Collateral Agents of an Accession Agreement by the Persons to whom the obligations referred to in the immediately preceding sentence are owed (or, in the case of a Commodity Hedge Counterparty that is already party to an Accession Agreement with respect to one or more Secured Commodity Hedge and Power Sale Agreements, upon such Commodity Hedge Counterparty entering into a supplement to such Accession Agreement in the form of Attachment I thereto to include any additional Secured Commodity Hedge and Power Sale Agreement being entered into by such Commodity Hedge Counterparty after the date of such Accession Agreement), such Persons shall become “First Lien Secured Parties” or “Second Lien Secured Parties” hereunder, as applicable, and the obligations owed to such Persons shall become “First Lien Obligations” or “Second Lien Obligations”, as applicable. Each Loan Party and each Secured Party agrees that this Agreement

41 and the applicable Collateral Documents may be amended by the Loan Parties and the Collateral Agents without the consent of any Secured Party to the extent necessary or desirable to effectuate the intent of this Section 5.9, (ii) cause the Liens granted thereby to be in favor of such Persons (to the extent Liens in favor of such Persons are expressly permitted by the terms of all of the Financing Documents) and (iii) cause such Persons to be treated in the same manner as the other First Lien Secured Parties or the Second Lien Secured Parties, as applicable, under this Agreement and the other Collateral Documents. (b) Notwithstanding anything in the Financing Documents to the contrary, until a Repayment Event (as defined in the First Lien Credit Agreement) has occurred, (x) the aggregate amount of all Maximum First Lien Amounts under all Accession Agreements associated with any Secured Commodity Hedge and Power Sale Agreements shall not at any time exceed (A) $80,000,000, minus (B) $30,000,000 upon and following a Harquahala Sale, and minus (C) $10,000,000 upon and following an Asset Disposition with respect to all of the Equity Interests in Millennium, or all or substantially all of the Property of Millennium, minus (D) to the extent such amounts are greater than $20,000,000, the aggregate amount of all Termination Payments paid by the Borrower with respect to termination of Commodity Hedge and Power Sale Agreements that exceed $20,000,000, and (y) no Person shall be permitted to become or be designated as “First Lien Secured Parties” or “Second Lien Secured Parties” and no obligations owing to such Persons shall become or be designated as “First Lien Obligations” or “Second Lien Obligations” unless such Persons are expressly permitted to be so designated and such obligations so secured under the terms of all the Financing Documents. 5.10 Bailee for Perfection; Representative; Relationship. (a) The First Lien Collateral Agent agrees to hold the Pledged Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as collateral agent for the First Lien Secured Parties and as bailee for the Second Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Collateral Documents and the Second Lien Collateral Documents, respectively, subject to the terms and conditions of this Section 5.10. (b) Subject to applicable law and the terms of this Agreement, until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and the other the First Lien Documents as if the Liens of the Second Lien Collateral Agent, the Second Lien Secured Parties did not exist. The rights of the Second Lien Collateral Agent and the Second Lien Secured Parties with respect to the Collateral shall at all times be subject to the terms of this Agreement. (c) The First Lien Collateral Agent shall have no obligations whatsoever to the First Lien Secured Parties, the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any Second Lien Secured Party to ensure that the Pledged Collateral is genuine or owned by any Loan Party or to preserve the rights or benefits of any Person except as expressly set forth in this Section 5.10. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.10 shall be limited solely to holding the Pledged Collateral as bailee

42 in accordance with this Section 5.10 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in clause (e) below. (d) The First Lien Collateral Agent acting pursuant to this Section 5.10 shall not have by reason of the First Lien Collateral Documents or the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Secured Debt Representative, First Lien Secured Party or Second Lien Secured Party. (e) Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, if the Discharge of Second Lien Obligations has not occurred, to the Second Lien Collateral Agent and second, if the Discharge of Second Lien Obligations has occurred, to the Borrower (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by the Second Lien Collateral Agent in connection with the Second Lien Collateral Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct. (f) Upon the Discharge of Second Lien Obligations, the Second Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements to the Borrower so as to allow the Borrower to obtain possession and control of such Pledged Collateral. SECTION 6. Insolvency or Liquidation Proceedings. 6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Borrower or any Guarantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent (acting at the direction of the Required First Lien Lenders) shall desire to permit the use of “cash collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code, “Cash Collateral”), on which the First Lien Collateral Agent or any other creditor has a Lien, then the Collateral Agents, the First Lien Administrative Agent (on behalf of itself and the First Lien Lender Parties), each First Lien Commodity Hedge Counterparty, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties), each Second Lien Commodity Hedge Counterparty and each other Secured Party agrees that it will raise no objection to such Cash Collateral use so long as each such Secured Debt Representative and Secured Party retains the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use that are materially prejudicial to their interests. 6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent (on behalf of itself and each Second Lien Secured Party) and each Second Lien Secured Party agree that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the Bankruptcy Court.

43 6.3 Adequate Protection. (a) The Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party agree that none of them shall contest (or support any other Person contesting): (i) any request by the First Lien Collateral Agent or the First Lien Secured Parties for adequate protection; or (ii) any objection by the First Lien Collateral Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Secured Parties claiming a lack of adequate protection. (b) Notwithstanding the foregoing provision in this Section 6.3, in any Insolvency or Liquidation Proceeding: (i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any use of Cash Collateral or any financing, whether from the First Lien Secured Parties or any other Person, under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien Collateral Agent (on behalf of itself or any of the Second Lien Secured Parties) may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and (ii) in the event the Second Lien Collateral Agent (on behalf of itself or any of the Second Lien Secured Parties) seeks or requests adequate protection in respect of the Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent (on behalf of itself or any of the Second Lien Secured Parties) and each Second Lien Secured Party agree that the First Lien Collateral Agent shall also be granted a Senior Lien on such additional collateral as security for the First Lien Obligations and for any Cash Collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Secured Parties (and all Obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or this Section 6.3, nothing herein shall limit the rights of the Second Lien Collateral Agent or the Second Lien Secured Parties from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest or otherwise).

44 6.4 No Waiver. Subject to Sections 3.1(a) and (d), nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any of the Second Lien Secured Parties, including the seeking by the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or the Second Lien Secured Parties of adequate protection or the asserting by the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any Second Lien Secured Party of any of its rights and remedies under the Second Lien Documents or otherwise. 6.5 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any Guarantor any amount paid in respect of the First Lien Obligations (a “First Lien Recovery”), then such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts. In such event (a) the Discharge of First Lien Obligations shall be deemed not to have occurred and (b) if this Agreement shall have been terminated prior to such First Lien Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. 6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any Property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of the First Lien Obligations and on account of the Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same Property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations. 6.7 Post-Petition Interest. (a) None of the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party, for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Lien without regard to the existence of the Second Lien on the Collateral. (b) None of the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Lien on the Collateral (after taking into account the First Lien Collateral). 6.8 Waiver. The Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party waives any claim it may hereafter have against any First Lien Secured Party, arising out of the election of any First Lien

45 Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding. SECTION 7. Collateral Agents. 7.1 Appointment; Authorization. (a) Each of the First Lien Administrative Agent (for itself and on behalf of each First Lien Lender Party) and each First Lien Commodity Hedge Counterparty hereby irrevocably designates and appoints CLMG as First Lien Collateral Agent under this Agreement and the other First Lien Documents. If any of the Loan Parties proposes to grant any Second Lien on the Collateral to secure its obligations under a Permitted Commodity Hedge and Power Sale Agreement, the proposed initial Second Lien Secured Parties, in consultation with the Borrower, shall appoint a collateral agent as Second Lien Collateral Agent under this Agreement and the other Second Lien Documents pursuant to a written instrument signed by such Second Lien Collateral Agent and acknowledged by the First Lien Collateral Agent and the Borrower, in which such Second Lien Collateral Agent accepts its appointment and agrees to be bound by all the terms and conditions of this Agreement and the Second Lien Documents applicable to the Second Lien Collateral Agent. Upon execution of such instrument the Second Lien Collateral Agent shall become a party hereto in its capacity as Second Lien Collateral Agent. (b) Each of the First Lien Administrative Agent (on behalf of itself and each First Lien Lender Party), each First Lien Commodity Hedge Counterparty and each Second Lien Secured Party irrevocably authorize the First Lien Collateral Agent and, upon the appointment of any such Agent, the Second Lien Collateral Agent, as applicable, to (i) execute, deliver and perform the obligations, if any, of the First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, under this Agreement and each other Financing Document and (ii) take such action on its behalf under the provisions of this Agreement and the other Financing Documents and to exercise such powers and perform such duties as are expressly delegated to such Collateral Agent by the terms of this Agreement and the other Financing Documents, together with such other powers as are reasonably incidental thereto. As to any matters not expressly provided for in the Financing Documents (including, without limitation, enforcement or collection of the obligations of the Secured Parties), no Collateral Agent shall be required to exercise any discretion or take any action but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of (subject to Section 9.4) (A) prior to the Discharge of First Lien Obligations, the Required First Lien Secured Parties and (B) after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Required Second Lien Secured Parties, and such instructions shall be binding upon all First Lien Secured Parties and Second Lien Secured Parties, as applicable; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. (c) In furtherance of the foregoing, each of the First Lien Administrative Agent (for itself and on behalf of each First Lien Lender Party), each First Lien Commodity Hedge Counterparty and each Second Lien Secured Party hereby appoints and authorizes the First Lien Collateral Agent or the Second Lien Collateral Agent, as applicable, to act as its agent for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any

46 of the Loan Parties to secure any of the Secured Obligations owed to such Person, together with such powers and discretion as are reasonably incidental thereto. 7.2 Delegation of Duties. (a) Each Collateral Agent may execute any of its duties under this Agreement and the First Lien Documents and the Second Lien Documents (including for purposes of holding or enforcing any Lien on the Collateral, as applicable, (or any portion thereof) granted under the Collateral Documents or of exercising any rights or remedies thereunder at the direction of such Collateral Agent) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts of its choice concerning all matters pertaining to such duties. No Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact selected by it with reasonable care. (b) Each Collateral Agent may also from time to time, when such Collateral Agent deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Supplemental Collateral Agent”) with respect to all or any part of the Collateral; provided, however, that no such Supplemental Collateral Agent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by such Collateral Agent. Should any instrument in writing from the Borrower or any other Loan Party be required by any Supplemental Collateral Agent so appointed by any Collateral Agent to more fully or certainly vest in and confirm to such Supplemental Collateral Agent such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by such Collateral Agent. If any Supplemental Collateral Agent, or successor thereto, shall die, become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall automatically vest in and be exercised by the applicable Collateral Agent until the appointment of a new Supplemental Collateral Agent. No Agent shall be responsible for the negligence or misconduct of any agent, attorney-in-fact or Supplemental Collateral Agent that it selects in accordance with the foregoing provisions of this Section 7.2(b) in the absence of such Collateral Agent’s gross negligence or willful misconduct. (c) Any notice, request or other writing given to any Collateral Agent shall be deemed to have been given to each Supplemental Collateral Agent. Every instrument appointing any Supplemental Collateral Agent shall refer to this Agreement and the conditions of this Section 7.2. (d) Any Supplemental Collateral Agent may at any time appoint any Collateral Agent as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf or in its name. 7.3 Exculpatory Provisions. (a) No Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Financing Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such

47 Person’s own gross negligence or willful misconduct). Without limitation of the generality of the foregoing, each Collateral Agent: (i) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Secured Party and shall not be responsible to any Secured Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Financing Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance, observance or satisfaction of any of the terms, covenants or conditions of any Financing Document on the part of any Loan Party or the existence at any time of any Event of Default under the Financing Documents or to inspect the property (including the books and records) of any Loan Party; (iv) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; and (v) shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or electronic communication) believed by it to be genuine and signed or sent by the proper party or parties. Each of the parties hereto acknowledges and agrees that (A) each Collateral Agent is acting as collateral agent for a separate Lien class and, as provided for herein, may be required to take actions on behalf of that Lien class only and (B) no Collateral Agent shall have any liability to any Person (including any Secured Party) as a result of or arising from an action which it takes hereunder which benefits one class of Lien-holders but not all Secured Parties, unless (and without limiting any other right or protection of the Collateral Agent hereunder) such action violates the terms of this Agreement and is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Collateral Agent. (b) No Collateral Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and no implied duties or covenants shall be read against such Collateral Agent. (c) No Collateral Agent shall have any obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. (d) Beyond the exercise of reasonable care in the custody thereof and as otherwise specifically set forth herein, no Collateral Agent shall have any duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and no Collateral Agent shall be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. No Collateral Agent shall be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by such Collateral Agent in good faith.

48 (e) In the event that any Collateral Agent is required to acquire title to any Property for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any obligation for the benefit of another, which in such Collateral Agent’s sole discretion may cause such Collateral Agent to be considered an “owner or operator” under the provisions of CERCLA, or otherwise cause the Collateral Agent to incur liability under CERCLA or any other federal, state or local law, such Collateral Agent reserves the right, instead of taking such action, to either resign as Collateral Agent or arrange for the transfer of the title or control of the asset to a court-appointed receiver. No Collateral Agent shall be liable to the Secured Parties, the Loan Parties or any other Person for any Environmental Actions under any federal, state or local law, rule or regulation by reason of such Collateral Agent’s actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment. If at any time it is necessary or advisable for any part of a Project to be possessed, owned, operated or managed by any Person (including any Collateral Agent) other than a Loan Party or the Secured Parties, (i) prior to the Discharge of First Lien Obligations, the Required First Lien Secured Parties and (ii) after the Discharge of First Lien Obligations but prior to the Discharge of Second Lien Obligations, the Required Second Lien Secured Parties, shall direct the applicable Collateral Agent to appoint an appropriately qualified Person (excluding any Collateral Agent) who they shall designate to possess, own, operate or manage, as the case may be, such Project. (f) No Collateral Agent shall be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required First Lien Secured Parties and/or the Required Second Lien Secured Parties, as the case may be, relating to the time, method and place of conducting any proceeding for any remedy available to such Collateral Agent, or exercising any power conferred upon such Collateral Agent, under this Agreement. 7.4 Reliance by Collateral Agents. Each Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by such Collateral Agent. Each Collateral Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Financing Document unless it shall first receive such legal advice or the concurrence of the Required First Lien Secured Parties prior to the Discharge of First Lien Obligations or the Required Second Lien Secured Parties prior to the Discharge of Second Lien Obligations, as applicable, in accordance with the terms hereof, or it shall first be indemnified or receive security to its satisfaction by the Secured Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Collateral Agent shall be entitled to rely on the First Lien Administrative Agent (for itself and on behalf of each First Lien Lender Party), each First Lien Commodity Hedge Counterparty and each Second Lien Secured Party, to indicate whether a Person is a holder of a First Lien Obligation or Second Lien Obligation, as the case may be, of record at any time. Each Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Financing Documents in accordance with a written request from the First Lien Administrative Agent (for itself and on behalf of each First Lien

49 Lender Party), each First Lien Commodity Hedge Counterparty and each Second Lien Secured Party, as the case may be, and such written request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties. The rights, privileges, protections and benefits given to the Collateral Agents including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, each such Collateral Agent in each of its capacities hereunder, and to each agent, custodian and other persons employed by such Collateral Agent in accordance herewith to act hereunder. 7.5 Notice of Event of Default. No Collateral Agent shall be deemed to have actual knowledge or notice of the occurrence of any Event of Default unless such Collateral Agent has received written notice from an authorized officer of a Secured Party or a Loan Party referring to this Agreement and the applicable document or documents governing such Event of Default, describing such Event of Default and stating that such notice is a “Notice of Event of Default”. In the event that such Collateral Agent receives such a written notice, such Collateral Agent shall give notice thereof to the other Secured Parties. 7.6 Non-Reliance on Collateral Agents and Other Secured Parties. (a) Each of the First Lien Administrative Agent (on behalf of itself and each First Lien Lender Party), each First Lien Commodity Hedge Counterparty and each Second Lien Secured Party: (i) expressly acknowledge that no Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Collateral Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Affiliates, shall be deemed to constitute any representation or warranty by such Collateral Agent to any such Person; (ii) represents to each Collateral Agent that it has, independently and without reliance upon any Collateral Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates and made its own decision to extend credit to the Borrower and to enter into the Financing Documents to which it is a party; and (iii) represents that they will, independently and without reliance upon any Collateral Agent or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analyses, appraisals and decisions in taking or not taking action under this Agreement and the other Financing Documents, and to make such investigation as its deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates. (b) Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agents hereunder, no Collateral Agent shall have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or its Affiliates that may come into the possession of such Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. 7.7 Collateral Agents in Individual Capacity. With respect to Obligations made or renewed by it or any of its Affiliates, the First Lien Collateral Agent, the Second Lien Collateral Agent and such Affiliates shall have the same rights and powers under this Agreement

50 and the other First Lien Documents and Second Lien Documents as any First Lien Secured Party or Second Lien Secured Party, if applicable, and may exercise the same as though it were not a Collateral Agent, and the terms “Secured Party”, “First Lien Secured Party” or “Second Lien Secured Party” shall (to the extent applicable) include each such Person in its individual capacity. The Collateral Agents and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of its Subsidiaries and any Person that may do business with or own securities of any Loan Party or any such Subsidiary, all as if the Collateral Agents were not Agents and without any duty to account therefor to the Secured Parties 7.8 Successor Collateral Agents. Each Person acting in such capacity may resign as a First Lien Collateral Agent or Second Lien Collateral Agent, as the case may be, upon 30 days’ notice to each other Secured Party party hereto and the Borrower. If the First Lien Collateral Agent resigns, the First Lien Collateral Agent shall appoint a successor collateral agent at the direction of the Required First Lien Secured Parties in consultation with the Borrower, whereupon such successor collateral agent shall succeed to the rights, powers and duties of the First Lien Collateral Agent, and the term “First Lien Collateral Agent” shall mean such successor collateral agent effective upon such appointment, and the resigning Collateral Agent’s rights, powers and duties as First Lien Collateral Agent shall be terminated, without any other or further act or deed on the part of the resigning Collateral Agent or any of the parties to this Agreement or any Secured Party. If the Second Lien Collateral Agent resigns, the Second Lien Collateral Agent shall appoint a successor agent at the direction of the Required Second Lien Secured Parties in consultation with the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Second Lien Collateral Agent, and the term “Second Lien Collateral Agent” shall mean such successor collateral agent effective upon such appointment and approval and the resigning Collateral Agent’s rights, powers and duties as Second Lien Collateral Agent shall be terminated without any other or further act or deed on the part of the resigning Collateral Agent or any of the parties to this Agreement or any Secured Party. If no successor collateral agent has accepted appointment as First Lien Collateral Agent or Second Lien Collateral Agent, as applicable, by the date that is 30 days following the resigning Collateral Agent’s notice of resignation, such resignation shall nevertheless thereupon become effective and (a) in the case of the resignation of the First Lien Collateral Agent, the First Lien Secured Parties shall assume and perform all of the duties of the First Lien Collateral Agent hereunder until such time, if any, as the Required First Lien Secured Parties appoint a successor collateral agent as contemplated above and (b) in the case of the resignation of the Second Lien Collateral Agent, the Second Lien Secured Parties shall assume and perform all of the duties of the Second Lien Collateral Agent hereunder until such time, if any, as the Required Second Lien Secured Parties appoint a successor collateral agent as contemplated above. After any Person’s resignation as a Collateral Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Collateral Agent under this Agreement and the other Financing Documents. 7.9 Security Documents. Each of the Secured Parties (other than any Collateral Agent) hereby authorizes and instructs each Collateral Agent to, and each Collateral Agent shall execute, deliver and perform each of the Collateral Documents to which it is a party (including the preservation, protection and sale of the Collateral, authorizing the Depositary to

51 withdraw and transfer funds in accordance with the Security Deposit Agreement and paying over proceeds received by such Collateral Agent to the Depositary). 7.10 Indemnification. (a) Each Loan Party hereto, agrees to indemnify, defend and save and hold harmless each Indemnified Person from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) which may be imposed on, incurred by or asserted or awarded against any Indemnified Person, in each case arising out of or in connection with or by reason of any investigation, litigation or proceeding or preparation of a defense in connection with, arising from or regarding: (i) the Financing Documents, the actual or proposed use of the proceeds of the First Lien Loans or the Letters of Credit issued under the First Lien Documents or any of the transactions contemplated thereby or (ii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Person’s gross negligence or willful misconduct. Each Loan Party also agrees not to assert any claim against any Agent, any Secured Party or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Financing Documents, the actual or proposed use of the proceeds of the First Lien Loans or the Letters of Credit or any of the transactions contemplated by the Financing Documents (except in the case of gross negligence or willful misconduct). (b) Each Loan Party agrees to pay on demand (i) all reasonable and duly documented costs and expenses of each Collateral Agent in connection with the preparation, execution, delivery, administration, modification and amendment of, or any consent or waiver under, this Agreement and the other Collateral Documents (including, without limitation, the reasonable fees and expenses of counsel for such Collateral Agent) and (ii) all reasonable and duly documented costs and expenses of each Collateral Agent in connection with the enforcement of the Collateral Documents, whether in any action, suit or litigation, or any bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally (including, without limitation, the reasonable fees and expenses of counsel for such Collateral Agent). All amounts due under Section 7.10(a) shall be payable not later than 30 days after written demand therefor. (c) To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.10(a) may be unenforceable in whole or in part because they are violative of any law or public policy, each Loan Party (without duplication) shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred pursuant to Section 7.10(a) by any Indemnified Person. (d) (i) Each First Lien Lender Party (through the First Lien Administrative Agent) and each First Lien Commodity Hedge Counterparty severally agrees to indemnify the First Lien Collateral Agent (to the extent not promptly reimbursed by the Loan Parties) from and against such Person’s ratable share (calculated on the basis of the First Lien Obligations held by

52 each such Person and in the case of any First Lien Commodity Hedge Counterparty on the basis of its then applicable Permitted First Lien Hedge Amount) of any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such First Lien Collateral Agent in any relating to or arising out of the First Lien Collateral Documents or any action taken or omitted by the First Lien Collateral Agent under the First Lien Documents (collectively, the “First Lien Indemnified Costs”); provided, however, that no First Lien Secured Party shall be liable to the First Lien Collateral Agent for any portion of any such First Lien Indemnified Costs resulting from the First Lien Collateral Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each First Lien Lender Party (through the First Lien Administrative Agent) and each First Lien Commodity Hedge Counterparty agrees to reimburse the First Lien Collateral Agent promptly upon demand for its ratable share of any costs and expenses (including, without, limitation, of counsel) payable by the Loan Parties pursuant to Section 7.10(a) above, to the extent that the First Lien Collateral Agent is not promptly reimbursed for such costs and expenses by the Loan Parties. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.10(d)(i) applies whether any such investigation, litigation or proceeding is brought by any Secured Party or any other Person. (ii) Each Second Lien Secured Party severally agrees to indemnify the Second Lien Collateral Agent (to the extent not promptly reimbursed by the Loan Parties) from and against such Person’s ratable share (calculated on the basis of the Second Lien Obligations held by each such Person) of any and all claims, damages, losses, liabilities and expenses of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Second Lien Collateral Agent in any relating to or arising out of the Second Lien Collateral Documents or any action taken or omitted by the Second Lien Collateral Agent under the Second Lien Collateral Documents (collectively, the “Second Lien Indemnified Costs”); provided, however, that no Second Lien Secured Party shall be liable to the Second Lien Collateral Agent for any portion of any such Second Lien Indemnified Costs resulting from the Second Lien Collateral Agent’s gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Second Lien Secured Party agrees to reimburse the Second Lien Collateral Agent promptly upon demand for its ratable share of any costs and expenses (including, without, limitation, of counsel) payable by the Loan Parties pursuant to Section 7.10(a) above, to the extent that such Second Lien Collateral Agent is not promptly reimbursed for such costs and expenses by the Loan Parties. In the case of any investigation, litigation or proceeding giving rise to any Second Lien Indemnified Costs, this Section 7.10(d)(ii) applies whether any such investigation, litigation or proceeding is brought by any Secured Party or any other Person. (e) The agreements in this Section 7.10 shall survive termination of this Agreement. 7.11 Judgment Currency. All payments made to any Collateral Agent under this Agreement shall be made in Dollars. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due in Dollars into another currency, the parties hereto agree, to the fullest extent that they may legally and effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures (based on quotations from four

53 major dealers in the relevant market) the Collateral Agent could purchase Dollars with such currency at or about 11:00 a.m. (New York City time) on the Business Day preceding that on which final judgment is given. The obligations in respect of any sum due to any other party hereunder shall, to the extent permitted by applicable law notwithstanding any judgment expressed in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by such party of any sum adjudged to be so due in such other currency such Person may in accordance with normal banking procedures purchase Dollars with such other currency. If the amount of Dollars so purchased is less than the sum originally due to such Person, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Person against such resulting loss; and if the amount of Dollars so purchased exceeds the sum originally due to such Person, such Person agrees to remit such excess to the Borrower. 7.12 No Risk of Funds. None of the provisions of this Agreement or the other Financing Documents shall be construed to require any Collateral Agent in its individual capacity to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. SECTION 8. Reliance; Waivers; Etc. 8.1 Reliance. Other than any reliance on the terms of this Agreement, each of the First Lien Collateral Agent (on behalf of itself and the First Lien Secured Parties), the First Lien Administrative Agent (on behalf of itself and each First Lien Lender Party) and the First Lien Commodity Hedge Counterparties acknowledges that it and each other First Lien Secured Party has, independently and without reliance on the Second Lien Collateral Agent or any other Second Lien Secured Party and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into each First Lien Document to which it is a party and be bound by the terms of this Agreement and it will continue to make its own credit decision in taking or not taking any action under this Agreement or any other First Lien Document. Each of the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and the Second Lien Commodity Hedge Counterparties acknowledges that it and each other Second Lien Secured Party has independently and without reliance on the First Lien Collateral Agent, the First Lien Administrative Agent, any First Lien Commodity Hedge Counterparty or any other First Lien Secured Party, and based on documents and information deemed by it appropriate, made its own credit analysis and decision to enter into each Second Lien Document to which it is a party and be bound by the terms of this Agreement and it will continue to make its own credit decision in taking or not taking any action under this Agreement or any other Second Lien Document. 8.2 No Warranties or Liability. (a) The First Lien Collateral Agent (on behalf of the First Lien Secured Parties), the First Lien Administrative Agent (on behalf of itself and each First Lien Lender Party) and each First Lien Commodity Hedge Counterparty acknowledge and agree that none of the Second Lien Collateral Agent or the Second Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the First Lien Secured Parties will be entitled to

54 manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. (b) Except as otherwise provided herein, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Commodity Hedge Counterparty acknowledge and agree that none of the First Lien Collateral Agent, the First Lien Administrative Agent or the First Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Documents in accordance with law and as it may otherwise, in its sole discretion, deem appropriate. (c) None of the Second Lien Collateral Agent or any Second Lien Secured Party shall have any duty to the First Lien Collateral Agent, the First Lien Administrative Agent or any First Lien Secured Party, and none of the First Lien Collateral Agent, the First Lien Administrative Agent or any First Lien Secured Party shall have any duty to the Second Lien Collateral Agent or any Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any other Guarantor (including the First Lien Documents and the Second Lien Documents), regardless of any knowledge thereof which they may have or be charged with. 8.3 No Waiver of Lien Priorities. (a) No right of the First Lien Secured Parties, the First Lien Collateral Agent, any First Lien Secured Debt Representative or any of them to enforce any provision of this Agreement or any First Lien Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or any Guarantor or by any act or failure to act by any First Lien Secured Party, the First Lien Collateral Agent or any First Lien Secured Debt Representative, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any First Lien Document or any Second Lien Document, regardless of any knowledge thereof which the First Lien Collateral Agent, any First Lien Secured Debt Representative or any First Lien Secured Party, or any of them, may have or be otherwise charged with. (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrower and the Guarantors under the First Lien Documents and subject to the provisions of Section 5.3(a)), the First Lien Secured Parties, the First Lien Collateral Agent, the First Lien Secured Debt Representatives and any of them may, at any time and from time to time in accordance with the First Lien Documents to which such Person is a party and/or applicable law, without the consent of or notice to the Second Lien Collateral Agent or any Second Lien Secured Parties, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Secured Parties and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Secured Parties is affected, impaired or extinguished thereby) do any one or more of the following:

55 (i) change the manner, place or terms of payment, change or extend the time of payment of or amend, renew, exchange, increase or alter the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or any First Lien Guaranty or any liability of the Borrower or any Guarantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Documents; (ii) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Borrower or any Guarantor to the First Lien Secured Parties, the First Lien Secured Debt Representatives or the First Lien Collateral Agent or any liability incurred directly or indirectly in respect thereof; (iii) settle or compromise any First Lien Obligation or any other liability of the Borrower or any Guarantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and (iv) exercise or delay in or refrain from exercising any right or remedy against the Borrower or any security or any Guarantor or any other Person, elect any remedy and otherwise deal freely with the Borrower, any Guarantor or any First Lien Collateral and any security and any guarantor or any liability of the Borrower or any Guarantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof. (c) Except as otherwise provided herein, each of the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and the Second Lien Secured Parties agrees that none of the First Lien Secured Parties, the First Lien Collateral Agent or the First Lien Administrative Agent shall have any liability to the Second Lien Collateral Agent or any Second Lien Secured Party, and the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party hereby waives any claim against any First Lien Secured Party, the First Lien Collateral Agent or any First Lien Secured Debt Representative arising out of any and all actions which the First Lien Secured Parties or the First Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First Lien Documents (other than this Agreement); (ii) the collection of the First Lien Obligations; or (iii) the foreclosure upon, or sale, liquidation or other disposition sale of, or the failure to foreclose upon, or sell, liquidate or otherwise dispose of, the First Lien Collateral. The Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party agree that none of the First Lien Secured Parties, the First Lien

56 Collateral Agent or any First Lien Secured Debt Representative has any duty to them in respect of the maintenance or preservation of the Collateral, the First Lien Obligations or otherwise. (d) Until the Discharge of First Lien Obligations, the Second Lien Collateral Agent (on behalf of itself and the Second Lien Secured Parties) and each Second Lien Secured Party agree not to assert and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert, or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law. 8.4 Obligations Unconditional. All rights, interests, agreements and obligations of each of the First Lien Collateral Agent, the First Lien Secured Debt Representatives and the First Lien Secured Parties and the Second Lien Collateral Agent and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of: (a) any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents; (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Document or any Second Lien Document; (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof; (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Loan Party; or (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Loan Party in respect of the First Lien Collateral Agent, the First Lien Obligations, any First Lien Secured Party, the Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Secured Party in respect of this Agreement. SECTION 9. Miscellaneous. 9.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any other Financing Document, the provisions of this Agreement shall govern and control. 9.2 Effectiveness; Continuing Nature of this Agreement; Severability. (a) This Agreement shall become effective when executed and delivered by each of the parties

57 hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent, any Second Lien Secured Debt Representative or any other Second Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any Guarantor constituting First Lien Obligations in reliance hereof. (b) Each of the Second Lien Collateral Agent (on behalf of itself and each Second Lien Secured Party) and the Second Lien Secured Parties hereby waives any rights it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. (c) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Loan Party shall include such Loan Party as debtor and debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency or Liquidation Proceeding. (d) This Agreement shall terminate and be of no further force and effect: (i) with respect to the First Lien Collateral Agent, the First Lien Administrative Agent, the other First Lien Secured Parties and the First Lien Obligations, on the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Collateral Agent, the First Lien Administrative Agent and the First Lien Secured Parties under Sections 5.4 and 6.5; and (ii) with respect to the Second Lien Collateral Agent, the other Second Lien Secured Parties and the Second Lien Obligations, on the Discharge of Second Lien Obligations. 9.3 Amendments; Waivers. (a) Subject to Sections 5.10 and 9.3(c), no amendment, modification or waiver of any of the provisions of this Agreement by any Agent or Secured Debt Representative shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. (b) Notwithstanding Section 9.3(a), neither the Borrower nor any Guarantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except: (i) with respect to the amendment or modification of or waiver with respect to (A) Section 4.1, (B) the definitions of any of the terms defined in this Agreement, or (C) any provisions hereof that would have the effect of reducing the level of Secured Parties required to instruct a Collateral Agent to exercise remedies against the Collateral or (ii) to the extent its rights are directly affected (which includes, but is not limited to any amendment to the Borrower’s or any Guarantor’s ability to cause additional obligations to

58 constitute First Lien Obligations or Second Lien Obligations as the Borrower or any Guarantor may designate). (c) Notwithstanding the other provisions of this Section 9.3, the Borrower, the Guarantors and the Collateral Agents may (but shall have no obligation to) amend or supplement this Agreement or the Collateral Documents without the consent of any other Secured Party: (i) to cure any ambiguity, defect or inconsistency; (ii) to make any change that would provide any additional rights or benefits to the Secured Parties; or (iii) to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Collateral Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Financing Documents. 9.4 Voting. (a) Without limiting anything contained herein and other than ministerial and administrative acts contemplated by the Collateral Documents to which it is a party, until the Discharge of First Lien Obligations, the First Lien Collateral Agent shall not take any action (including the exercise of remedies, the amendment of Collateral Documents or the granting of waivers under such Collateral Documents) or grant its consent under any Collateral Documents, unless and to the extent directed to do so by the Required First Lien Secured Parties. If the First Lien Collateral Agent determines that discretion is needed in the taking of any action, it may refrain from taking such action until such directions or instructions are received and shall have no liability to the Secured Parties for so refraining. (b) Without limiting anything contained herein and other than ministerial and administrative acts contemplated by the Collateral Documents to which it is a party, the Second Lien Collateral Agent shall not take any action (including the exercise of remedies, the amendment of Collateral Documents or the granting of waivers under such Collateral Documents) or grant its consent under any Collateral Documents, unless and to the extent directed to do so by the Required Second Lien Secured Parties. If the Second Lien Collateral Agent determines that discretion is needed in the taking of any action, it may refrain from taking such action until such directions or instructions are received and shall have no liability to the Secured Parties for so refraining. (c) In connection with any act or decision by the Required First Lien Secured Parties, Required First Lien Lenders or Required Second Lien Secured Parties under this Agreement or any of the Collateral Documents, (i) the vote of each First Lien Lender Party shall be calculated based on the amount of the Outstanding Amount owed to such First Lien Lender Party at the time the applicable matter is presented for a vote, (ii) the vote of each First Lien Commodity Hedge Counterparty shall be calculated based on the Eligible Hedge Amount owed to such First Lien Commodity Hedge Counterparty under the First Lien Commodity Hedge and Power Sale Agreement to which it is a party at the time the applicable matter is presented for a vote and (iii) the vote of each Second Lien Commodity Hedge Counterparty shall be calculated based on the amount Eligible Hedge Amount owed to such Second Lien Commodity Hedge Counterparty under the Second Lien Commodity Hedge and Power Sale Agreement to which it is a party at the time the applicable matter is presented for a vote. The votes of the First Lien Lender Parties shall be aggregated and cast as a single block by the First Lien Administrative Agent. The votes of the First Lien Secured Parties under this Section 9.4 are also subject to the provisions of Section 5.3.

59 9.5 Information Concerning Financial Condition of the Borrower and its Subsidiaries. The First Lien Administrative Agent and the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. No Agent or Secured Party shall have any duty to advise any other Agent or Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that any Agent or Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other Agent or Secured Party, it or they shall be under no obligation: (a) to make, and the Agents and the Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided; (b) to provide any additional information or to provide any such information on any subsequent occasion; (c) to undertake any investigation; or (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. 9.6 Subrogation. With respect to the value of any payments or distributions in Cash or other Property that the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties) or any Second Lien Secured Party pays over to the First Lien Collateral Agent (on behalf of the First Lien Secured Parties) or any First Lien Secured Party under the terms of this Agreement, the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties) or such Second Lien Secured Party, as the case may be, shall be subrogated to the rights of the First Lien Collateral Agent (on behalf of the First Lien Secured Parties) and the First Lien Secured Parties; provided that the Second Lien Collateral Agent (on behalf of itself and each Second Lien Secured Party) and each other Second Lien Secured Party hereby agrees not to assert or enforce all such rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Borrower and each Guarantor acknowledges and agrees that the value of any payments or distributions in Cash or other Property received by the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties) or the Second Lien Secured Parties that are paid over to the First Lien Collateral Agent (on behalf of the First Lien Secured Parties) or the First Lien Secured Parties pursuant to this Agreement shall not reduce any of the Second Lien Obligations. 9.7 Application of Payments. All payments received by the First Lien Collateral Agent (on behalf of the First Lien Secured Parties) or any First Lien Secured Party may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations as provided for in this Agreement and the other First Lien Documents. The Second Lien Collateral Agent (on behalf of itself and each of the Second Lien Secured Parties) and each

60 other Second Lien Secured Party assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Collateral which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor. 9.8 Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction. (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 9.9 Notices. All notices to the Second Lien Secured Parties and the First Lien Secured Parties permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and each Second Lien Secured Debt Representative, and the First Lien Collateral Agent and each First Lien Secured Debt Representative, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing (including telegraphic, telecopy or electronic communication) and mailed, telegraphed, telecopied, e-mailed or otherwise delivered. All such notices and other communications shall, when mailed, telegraphed, telecopied or e-mailed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or sent by electronic communication, respectively, except that notices and other communications to the Collateral Agents shall not be effective until received by the applicable Collateral Agent. For the purposes hereof, the addresses of the parties hereto shall be as set forth on Annex I hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. 9.10 Further Assurances. The First Lien Collateral Agent (on behalf of the First Lien Secured Parties under the First Lien Documents), the First Lien Administrative Agent (on behalf of itself and the First Lien Lender Parties under the First Lien Loan Documents), each First Lien Commodity Hedge Counterparty, the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties under the Second Lien Documents), each Second Lien Commodity

61 Hedge Counterparty, the Borrower and each Guarantor, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement. 9.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. 9.12 Binding on Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Secured Parties and their respective successors and assigns. 9.13 Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement without the posting of a bond or other security. The First Lien Collateral Agent (on behalf of itself and the First Lien Secured Parties under the First Lien Documents), the First Lien Administrative Agent (on behalf of itself and the First Lien Lender Parties under the First Lien Loan Documents), each First Lien Commodity Hedge Counterparty, the Second Lien Collateral Agent (on behalf of the Second Lien Secured Parties under the Second Lien Documents) and each Second Lien Commodity Hedge Counterparty hereby irrevocably waive any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Lien Collateral Agent or the First Lien Secured Parties or the Second Lien Collateral Agent or the Second Lien Secured Parties, as the case may be. 9.14 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. 9.15 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier or e-mail of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. 9.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. 9.17 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties. Nothing in this Agreement shall impair, as between the Borrower and the other Loan Parties and the First Lien Collateral Agent and the First Lien Secured Parties, or as

62 between the Borrower and the other Loan Parties and the Second Lien Collateral Agent and the Second Lien Secured Parties, the obligations of the Borrower and the other Loan Parties to pay principal, interest, fees and other amounts as provided in the First Lien Documents and the Second Lien Documents, respectively. 9.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Collateral Agent and the First Lien Secured Parties and the Second Lien Collateral Agent and the Second Lien Secured Parties, respectively. None of the Borrower, any other Loan Party or any other creditor thereof shall have any rights hereunder, and neither the Borrower nor any other Loan Party may rely on the terms hereof, other than, in each case, the provisions of Sections 4.1, 5.1, 5.2, 5.3, 5.7, 5.9, 6.1, 9.3, 9.4 and 9.16 (and the related definitions) hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Loan Party, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with the Financing Documents. 9.19 Commodity Hedge and Power Sale Agreements. Each of the parties hereto acknowledges and agrees that nothing contained in this Agreement shall limit (a) any First Lien Commodity Hedge Counterparty’s rights with respect to any Other Credit Support related to any First Lien Commodity Hedge and Power Sale Agreement or (b) any Second Lien Commodity Hedge Counterparty’s rights with respect to any Other Credit Support related to any Second Lien Commodity Hedge and Power Sale Agreement. 9.20 Waiver of Jury Trial. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Financing Documents or the actions of any Secured Party in the negotiation, administration, performance or enforcement thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]